As filed with the Securities and Exchange Commission on June 2, 2003.

                          U.S. SECURITIES AND EXCHANGE
                          COMMISSION Washington, D.C.
                                     20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   [ ] Pre-effective Amendment No. ____   [ ] Post-effective Amendment No. ____
                        (Check appropriate box or boxes)

                                   PBHG FUNDS
                   -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            1400 Liberty Ridge Drive
                           Wayne, Pennsylvania 19087
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (610) 647-4100

Name and Address of Agent for Service:

                                HAROLD J. BAXTER
                        Pilgrim Baxter & Associates, Ltd.
                            1400 Liberty Ridge Drive
                            Wayne, Pennsylvania 19087
Copies to:

JOHN N. AKE, ESQUIRE                          JOHN M. ZERR, ESQUIRE
Ballard Spahr Andrews & Ingersoll, LLP        Pilgrim Baxter & Associates, Ltd.
1735 Market Street, 51st Floor                1400 Liberty Ridge Drive
Philadelphia, PA 19103                        Wayne, Pennsylvania  19087

         It is proposed that this Registration Statement will become effective on July 2, 2003, pursuant to Rule 488.

         The title of the securities being registered are PBHG Class Shares of PBHG Small Cap Value Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

                          TS&W SMALL CAP VALUE FUND LLC
                              5000 MONUMENT AVENUE
                            RICHMOND, VIRGINIA 23230

                                                                   July __, 2003
Dear Unitholder:

         We are seeking your approval of a proposed reorganization of TS&W Small Cap Value Fund LLC, a Virginia limited liability company ("TS&W Small Cap Fund") with and into PBHG Small Cap Value Fund, an investment portfolio of PBHG Funds, a Delaware statutory trust and registered open-end investment company.

         The reorganization of TS&W Small Cap Fund with and into PBHG Small Cap Value Fund will result in the conversion of TS&W Small Cap Fund into a mutual fund registered under the Investment Company Act of 1940, as amended. The reorganization is being proposed so that TS&W Small Cap Fund unitholders can obtain the benefits of a registered mutual fund structure and so that TS&W Small Cap Fund's investment strategy can be made available to the general public. TS&W Small Cap Fund unitholders are expected to benefit from increased investment in PBHG Small Cap Value Fund, from the ability to purchase and redeem shares of PBHG Small Cap Value Fund daily, the ability to exchange their shares of PBHG Small Cap Value Fund with other investment portfolios of PBHG Funds, the ability to transfer shares of PBHG Small Cap Value Fund and the daily valuation of PBHG Small Cap Value Fund's assets and daily calculation of PBHG Small Cap Value Fund's net asset value. These anticipated benefits from the proposed combination of the funds may not be realized, or may not be achieved to the extent anticipated.

         Thompson, Siegel & Walmsley, Inc. serves as investment adviser to TS&W Small Cap Fund. Pilgrim Baxter & Associates, Ltd. will serve as investment adviser to PBHG Small Cap Value Fund and Thompson, Siegel & Walmsley, Inc. will serve as sub-adviser to PBHG Small Cap Value Fund. PBHG Small Cap Value Fund was created to facilitate the proposed transaction and has the same investment objective and investment policies as TS&W Small Cap Fund. After the combination, the assets of TS&W Small Cap Fund will be invested in the same manner by the same portfolio managers.

         Thompson, Siegel & Walmsley, Inc., as managing member of TS&W Small Cap Fund, has concluded that combining TS&W Small Cap Fund with PBHG Small Cap Value Fund would serve the best interests of TS&W Small Cap Fund and its unitholders. The accompanying combined proxy statement and prospectus describes the proposed transaction and the investment policies, operating expenses and performance history of the two funds for your evaluation.

         You are being asked to provide a written consent approving an Agreement and Plan of Reorganization among Thompson, Siegel & Walmsley, Inc., TS&W Small Cap Fund and PBHG Funds, which will govern the reorganization of TS&W Small Cap Fund into PBHG Small Cap Value Fund. You are also being asked to provide a written consent approving an amendment to TS&W Small Cap Fund's limited liability company operating agreement that will provide for the redemption of unitholders who do not consent to participate in the reorganization. After careful consideration, Thompson, Siegel & Walmsley, Inc., as managing member, recommends that you vote in favor of the reorganization and the operating agreement amendment and return the enclosed written consent in the enclosed postage paid return envelope.
                                             Sincerely,

                                             Frank H. Reichel, III
                                             President

                          TS&W SMALL CAP VALUE FUND LLC
                              5000 MONUMENT AVENUE
                            RICHMOND, VIRGINIA 23230
                                 (804) 353-4500

                            PBHG SMALL CAP VALUE FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                              Dated: July ___, 2003

         This document is being furnished to you in connection with the proposed reorganization of TS&W Small Cap Value Fund LLC, a Virginia limited liability company ("TS&W Small Cap Fund"), with and into PBHG Small Cap Value Fund (the "Reorganization"). Thompson, Siegel & Walmsley, Inc. ("TS&W"), as managing member of TS&W Small Cap Fund, is asking you to approve:

     o an Agreement & Plan of Reorganization (the "Agreement") between TS&W Small Cap Fund and PBHG Funds acting on behalf of PBHG Small Cap Value Fund that provides for the combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund; and

     o an amendment to TS&W Small Cap Fund's limited liability company operating agreement (the "Operating Agreement") to provide for the redemption of unitholders who do not consent to participate in the Reorganization (the "Amendment").

         Approval of both the Agreement and the Amendment by TS&W Small Cap Fund's unitholders is a condition to consummation of the Reorganization.

         PBHG Small Cap Value Fund is an investment portfolio of PBHG Funds, an open-end, series management company. The investment objective of TS&W Small Cap Fund and PBHG Small Cap Value Fund are the same. Each seeks long-term growth of capital by investing primarily in small-cap stocks. TS&W serves as investment adviser to TS&W Small Cap Fund. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), will serve as investment adviser and TS&W will serve as sub-adviser to PBHG Small Cap Value Fund. See "Comparison of Investment Objectives, Policies and Restrictions."

         This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely the information that you should know before deciding whether to sign and return the enclosed written consent approving the Reorganization and the Amendment. It should be read and retained for future reference. A Statement of Additional Information concerning the matters described in this Proxy Statement/Prospectus is available, without charge, upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051.

         The current prospectus of PBHG Small Cap Value Fund dated June ___, 2003 ("PBHG Small Cap Value Fund Prospectus") and the related Statement of Additional Information also dated June ___, 2003 have been filed with the SEC and are incorporated by reference herein. Copies of these documents are available without charge upon written request to PBHG Funds at the address shown above, or by calling (800) 433-0051. A copy of the PBHG Small Cap Value Fund prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectus and statement of additional information described above, material incorporated by reference, and other information about PBHG Funds. You can obtain additional information about PBHG Small Cap Value Fund at http://www.pbhgfunds.com.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            [END OF FRONT COVER PAGE]

                                TABLE OF CONTENTS
                                                                                                               PAGE


INTRODUCTION......................................................................................................1

SUMMARY ..........................................................................................................2
         The Reorganization.......................................................................................2
         The Amendment............................................................................................2
         Reasons for the Reorganization...........................................................................3
         Comparison of PBHG Small Cap Value Fund and TS&W Small Cap Fund..........................................4

RISK FACTORS......................................................................................................7

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS....................................................8
         Investment Objectives....................................................................................8
         Investment Policies......................................................................................8
         PBHG Small Cap Value Fund Portfolio Management...........................................................8
         Summary of Regulatory Differences for Investors..........................................................8
         Summary of Federal Income Tax Differences for Investors..................................................9

ADDITIONAL INFORMATION ABOUT THE AGREEMENT AND THE AMENDMENT.....................................................10
         Terms of the Reorganization.............................................................................10
         The Reorganization......................................................................................10
         The Amendment...........................................................................................11
         Reasons for the Reorganization..........................................................................11
         Other Terms.............................................................................................12
         Voting Information......................................................................................13
         Capitalization..........................................................................................13
         Federal Income Tax Consequences.........................................................................13
         Accounting Treatment....................................................................................15
         ERISA Considerations....................................................................................15

ADDITIONAL INFORMATION ABOUT THE FUNDS...........................................................................19
         Investment Management...................................................................................19
         Rights of Shareholders..................................................................................20
         Information Incorporated by Reference...................................................................24

OWNERSHIP OF TS&W SMALL CAP FUND SHARES..........................................................................24
         Significant Holders.....................................................................................24

LEGAL MATTERS....................................................................................................24

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION....................................................24

ACTION REQUESTED.................................................................................................25


APPENDIX I    Agreement and Plan of Reorganization

APPENDIX II   Prospectus of PBHG Small Cap Value Fund

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of written consents by TS&W Small Cap Fund regarding the proposed combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund and regarding a proposed amendment to TS&W Small Cap Fund's Operating Agreement. TS&W Small Cap Fund expects to solicit consents from its unitholders principally by mail, but may also solicit consents by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We estimate that the cost of solicitation will be approximately $_______. Those costs will be paid by Pilgrim Baxter and TS&W.

         Approval of the combination of TS&W Small Cap Fund and PBHG Small Cap Value Fund (the "Reorganization") and the amendment to the Operating Agreement (the "Amendment") in each case requires the affirmative vote of unitholders owning a majority of the outstanding units of TS&W Small Cap Fund. To vote in favor of the Reorganization and the Amendment, you must sign and return the written consent that accompanies this Proxy Statement/Prospectus. If we do not receive your consent after a reasonable amount of time, we may contact you to remind you to vote your units.

         Unitholders of record as of the close of business on May 24, 2003 (the "Record Date"), are entitled to provide, or withhold, their consent to the Reorganization and the Amendment. On the Record Date, there were outstanding _____ units of TS&W Small Cap Fund. Each unit is entitled to one vote for each full unit held, and a fractional vote for a fractional unit held. If the Reorganization is approved, unitholders that choose to participate in the Reorganization, will receive PBHG Class shares of PBHG Small Cap Value Fund in the Reorganization. If the Amendment is approved, unitholders that choose not to participate in the Reorganization will, at the option of TS&W Small Cap Fund, have their units redeemed in cash or in kind on the day immediately preceding the date of consummation of the Reorganization, at their net asset value as of the close of business on the day immediately preceding the date of redemption.

         We intend to mail this Proxy Statement/Prospectus and the accompanying consent on or about July ___, 2003.

                                    SUMMARY

THE REORGANIZATION

         The Reorganization will result in the combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund. TS&W Small Cap Fund is a Virginia limited liability company. PBHG Small Cap Value Fund is a newly created portfolio of PBHG Funds, a Delaware statutory trust.

         If the unitholders of TS&W Small Cap Fund approve the Agreement and other closing conditions are satisfied, including approval of the Amendment as described below, all of the assets of TS&W Small Cap Fund (other than those required to discharge TS&W Small Cap Fund's obligations) will be transferred to PBHG Small Cap Value Fund. Upon such transfer, PBHG Funds will issue PBHG Class shares of PBHG Small Cap Value Fund to TS&W Small Cap Fund. TS&W Small Cap Fund will then make a liquidating distribution of the PBHG Small Cap Value Fund shares so received to unitholders of TS&W Small Cap Fund. Each member of TS&W Small Cap Fund will receive a number of PBHG Class shares of PBHG Small Cap Value Fund with an aggregate net asset value equal to the aggregate net asset value of his or her units of TS&W Small Cap Fund. As soon as reasonably practicable after the transfer of its assets, TS&W Small Cap Fund will pay or make provision for payment of all its liabilities. TS&W Small Cap Fund will then dissolve its existence as a Virginia limited liability company.

         A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

         Unitholders will not pay any sales charge for PBHG Class shares of PBHG Small Cap Value Fund received in connection with the Reorganization. TS&W Small Cap Fund and PBHG Funds will receive an opinion of Hogan & Hartson, LLP, to the effect that the Reorganization will constitute a transfer to a controlled corporation as described in Section 351(a) of the Internal Revenue Code of 1986, as amended, and thus that unitholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement and the Amendment - Federal Tax Consequences" below.

         PBHG Small Cap Value Fund is a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal offices of PBHG Funds are located in Kansas City, Missouri (telephone: (800) 433-0051).

THE AMENDMENT

         TS&W is proposing the Amendment so that those unitholders who do not consent to participate in the Reorganization will have their units redeemed at their net asset value as of the close of business on the day immediately preceding the date of consummation of the Reorganization. The purpose of the Amendment is to ensure that the Reorganization complies with the requirements of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and the Department of Labor's Prohibited Transaction Exemption 97-41. See "Additional Information About the Agreement and the Amendment - ERISA Considerations."

         The Amendment revises Section 5.6 of the Operating Agreement to read as follows:

         5.6      TERMINATION OF MEMBERSHIP STATUS.

                  Unless otherwise determined by the Managing Member, a Member shall be deemed to have withdrawn from the LLC and redeemed all of the Member's Units, upon the Valuation Date next following the death or adjudication of incompetence of an individual Member, or the legal dissolution of any other Member. The Managing Member shall also have the right to require that a Member withdraw: (i) following the commencement of any proceedings by a creditor that may involve the levy or attachment of the Member's LLC Interest; (ii) to prevent the LLC or the Managing Member from becoming subject to any material restriction or penalty under any federal or state regulatory provisions, including without limitation the Employee Retirement Income Security Act of 1974; or (iii) to facilitate the conversion of the LLC into a registered investment company.

         It is a condition to consummation of the Reorganization that unitholders approve both the Agreement and the Amendment.

REASONS FOR THE REORGANIZATION

         TS&W, as managing member of TS&W Small Cap Fund, has determined that the reorganization of TS&W Small Cap Fund into PBHG Small Cap Value Fund is in the best interests of TS&W Small Cap Fund and its unitholders.

         Old Mutual plc, a financial services group based in the United Kingdom, acquired control of United Asset Management Corporation ("UAM") and UAM changed its name to Old Mutual (US) Holdings Inc. ("OMH"). OMH controls the investment adviser of TS&W Small Cap Fund, TS&W, and the investment adviser of PBHG Small Cap Value Fund, Pilgrim Baxter.

         TS&W Small Cap Fund is a private investment company that is not registered under the 1940 Act and whose units have been offered for sale in private placement transactions only to "accredited investors." TS&W and Pilgrim Baxter proposed the combination of TS&W Small Cap Fund and PBHG Small Cap Value Fund so that TS&W Small Cap Fund's unitholders can obtain the benefit of a registered mutual fund structure and so that the investment strategy utilized by TS&W Small Cap Fund could be offered to the general public through PBHG Funds. Accordingly, PBHG Small Cap Value Fund was created to facilitate the Reorganization with Pilgrim Baxter as its investment adviser and TS&W as its sub-adviser.

         PBHG Funds is a family of no-load funds which currently offers a wide range of actively managed, differentiated equity portfolios with over $___ billion in assets under management as of __________, 2003. Shares of the investment portfolios of PBHG Funds are available for purchase through a wide array of distribution channels, in addition to their availability directly from PBHG Funds through a 1-800 telephone number. These distribution channels include mutual fund supermarkets, registered investment advisors, financial planners and broker/dealers. In addition, PBHG Funds intends to increase the distribution channels through which its portfolios are offered by creating separate load classes of shares. PBHG Funds intends to make shares of PBHG Small Cap Value Fund available for purchase through each of these channels and believes that the historical performance track record of TS&W Small Cap Fund combined with PBHG Funds' strong brand recognition in each of those channels creates an attractive investment product with very good sales potential.

         In evaluating the proposed Reorganization, TS&W considered a number of factors, including:

     o The similarity of the investment objectives and principal investment strategies of the two funds.

     o   The continuity of investment management.

     o   The potential for greater operating efficiencies of the combined funds.

     o   The tax-free nature of the Reorganization for income tax purposes.

     o   The comparative expenses of the two funds.

         After considering these factors, TS&W concluded that the proposed Reorganization will provide TS&W Small Cap Fund unitholders with the benefit of a registered mutual fund structure and that it is the best way to make TS&W Small Cap Fund's investment discipline available to the general public. TS&W Small Cap Fund unitholders are expected to benefit from the ability to purchase and redeem shares of PBHG Small Cap Value Fund daily and from the ability to exchange their shares for shares of other investment portfolios of PBHG Funds. The operating expenses of PBHG Small Cap Value Fund will be higher than those of TS&W Small Cap Fund by approximately 0.50%. Pilgrim Baxter has contractually agreed to limit the expenses of PBHG Small Cap Value Fund to 1.50% per annum. That commitment expires March 31, 2004 and the total operating expenses of PBHG Small Cap Value Fund may increase thereafter. However, the increased assets that may be associated with sales of additional shares may benefit TS&W Small Cap Fund unitholders by creating economies of scale that may result in lower expense ratios and a more stable base of assets for management going forward.

         For additional information concerning the Agreement see "Additional Information About the Agreement and the Amendment."

COMPARISON OF PBHG SMALL CAP VALUE FUND AND TS&W SMALL CAP FUND

         INVESTMENT OBJECTIVE AND POLICIES

         PBHG Small Cap Value Fund was created to facilitate the Reorganization. The investment objective of PBHG Small Cap Value Fund is the same as that of TS&W Small Cap Fund. Each seeks long-term growth of capital by investing primarily in small-cap stocks.

         PBHG Small Cap Value Fund will follow the same investment strategies TS&W Small Cap Fund uses to seek to achieve its investment objective. PBHG Small Cap Value Fund invests primarily in common stocks of small-cap companies that present a value or potential worth that is not recognized by prevailing market prices.

         INVESTMENT ADVISORY SERVICES

         TS&W is the investment adviser to TS&W Small Cap Fund. Pilgrim Baxter will serve as investment adviser to PBHG Small Cap Value Fund and TS&W will serve as the sub-adviser to PBHG Small Cap Value Fund. Pilgrim Baxter and TS&W expect that the same investment professionals that manage TS&W Small Cap Fund will continue to manage PBHG Small Cap Value Fund after the Reorganization. For more information concerning the investment advisory services provided to PBHG Small Cap Value Fund by Pilgrim Baxter and TS&W and the fees they receive for those services, see "Additional Information About the Funds - Investment Management."

         SALES CHARGES

         No sales charges are applicable to the Reorganization.

         PERFORMANCE

         PBHG Small Cap Value Fund has the same investment objective and policies as TS&W Small Cap Fund but has not commenced business operations. As a result, no historical performance information is available for PBHG Small Cap Value Fund.

         OPERATING EXPENSES

         TS&W, as managing member, pays most of the general operating expenses of TS&W Small Cap Fund and provides appropriate office space, secretarial services and equipment for TS&W Small Cap Fund. The operating expenses TS&W Small Cap Fund pays directly include fixed, transaction and other portfolio execution fees, expenses incurred directly in connection with the admission of new unitholders or the acceptance of additional investments, attorneys' fees, auditing and accounting expenses, and investment expenses. Investment expenses include commissions, research fees, custodial fees, bank service fees, expenses incurred in connection with the sale of units and any other reasonable expenses related to the purchase, sale or transfer of TS&W Small Cap Fund assets as determined in TS&W's sole discretion. In addition, TS&W Small Cap Fund pays or reimburses TS&W for costs incurred in connection with the registration, or the qualification for exemption from registration, of TS&W Small Cap Fund and its units.

         In consideration of TS&W paying the general operating expenses of TS&W Small Cap Fund and for administering its day-to-day affairs, including management of the fund's investment portfolio, the fund pays to TS&W an annual fee equal to 1.00%, payable monthly based on the fund's assets as of the beginning of each month. Information on the annual operating expenses of TS&W Small Cap Fund, based upon those incurred in its most recent fiscal year, is shown below. Pro forma estimated expenses of PBHG Small Cap Value Fund, giving effect to the Reorganization, are also provided. PBHG Small Cap Value Fund will not commence operations, and will have no assets, prior to completion of the Reorganization.

                                                                                      PBHG Small Cap Value Fund
                                                  TS&W Small Cap Fund                         Pro Forma
                                                  -------------------                 --------------------------
Management Fees                                          1.00%                                  1.00%
Other Expenses                                             -                                   0.76%(1)
Total Annual Fund Operating Expenses
                                                         1.00%                                  1.76%
                                                         -----                                  -----
Fee waiver and/or expense reimbursement
                                                           -                                    0.26%
                                                        ------                                  -----
Net expenses                                             1.00%                                 1.50%(2)
                                                         =====                                 =====

-----------------
(1) Additional information about Other Expenses is set forth under "ERISA Considerations - Fee Statement" on page ___ of this Proxy Statement/Prospectus.
(2) For the fiscal year ending March 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by PBHG Small Cap Value Fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.50%. Reimbursement by PBHG Small Cap Value Fund of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter after March 31, 2004, pursuant to this expense limitation agreement, may be made at a later time when PBHG Small Cap Value Fund has reached a sufficient asset size to permit reimbursement to be made without causing the annual expense ratio of PBHG Small Cap Value Fund to exceed 1.50%.

         HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

         This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which reflect net operating expenses with expense waivers for the one year period and total operating expenses without fee waivers for years two and three) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        ONE               THREE
                                                       YEAR               YEARS
         TS&W Small Cap Fund                           $102                $318
         PBHG Small Cap Value Fund Pro Forma           $153                $529


         DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

         Units of TS&W Small Cap Fund are offered only in private placement transactions to "accredited investors" as defined under Regulation D of the Securities Act of 1933, as amended (the "1933 Act").

         Ordinarily, the minimum initial investment in units by a prospective investor is $200,000. TS&W may, in its discretion, accept initial investments of less than $200,000. Unitholders may not transfer any portion of their units without the prior written consent of TS&W, which may be withheld for any reason. Unitholders may not redeem their units for a period of six months after their initial investment. After such six month period, unitholders may elect to redeem all or any portion of their units as of the end of any month by giving written notice at least ten days prior to the end of such month.

         Shares of PBHG Small Cap Value Fund are distributed by PBHG Fund Distributors. You may purchase shares of PBHG Small Cap Value Fund at the net asset value of such shares next calculated after the fund's transfer agent or authorized representative accepts your order. The minimum initial investment is $2,500 ($2,000 for IRA accounts). You may sell shares of PBHG Small Cap Value Fund at their net asset value any day the New York Stock Exchange is open for business.

         The PBHG Small Cap Value Fund Prospectus attached to this Proxy Statement/Prospectus contains a more detailed discussion of the share purchase, redemption and exchange procedures for PBHG Small Cap Value Fund.

         FURTHER INFORMATION

         Additional information concerning PBHG Small Cap Value Fund is contained in this Proxy Statement/Prospectus and in the PBHG Small Cap Value Fund Prospectus that is attached hereto as Appendix II.

                                  RISK FACTORS

         INVESTMENT RELATED RISKS

         Because TS&W Small Cap Fund and PBHG Small Cap Value Fund have the same investment objective and policies, the risks of an investment in the funds are the same. The risks associated with ownership of PBHG Small Cap Value Fund shares are described below.

         The value of your investment in the fund may go down, which means you could lose money.

         The price of the securities in the fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

         The fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the fund may never reach what TS&W believes are their full worth and may go down in price.

         Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

         Although the fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

         For additional information on risks involved in investing in specific securities, see "More About the Funds - Risks and Returns" in the PBHG Small Cap Value Fund Prospectus attached as Appendix II to this Proxy
Statement/Prospectus.

         REGULATORY RELATED RISKS

         PBHG Funds is registered under the 1940 Act, and its securities are registered under the 1933 Act. These laws require PBHG Funds and PBHG Small Cap Value Fund to comply with certain restrictions and regulations. The purpose of these regulations is to help protect investors.

         By contrast, TS&W Small Cap Fund is not registered under the 1940 Act in reliance on an exception provided by Section 3(c)(1) of the 1940 Act. TS&W Small Cap Fund's units of membership interest are also not registered under the 1933 Act in reliance on Section 4(2) of the 1933 Act. Consequently, TS&W Small Cap Fund is subject to less federal and state regulation and supervision than PBHG Small Cap Value Fund. Although the investment restrictions and other protections applicable to the funds may protect investors, they may also prevent PBHG Small Cap Value Fund from pursuing investment opportunities that may be available to TS&W Small Cap Fund.

         TAX RELATED RISKS

         It is expected that the Reorganization will be a tax-free transaction to TS&W Small Cap Fund and PBHG Small Cap Value Fund, and to the unitholders to the extent that they receive PBHG Small Cap Value Fund shares in exchange for their units. However, no advance ruling will be sought from the Internal Revenue Service ("IRS") as to the tax consequences of the Reorganization. See "Federal Income Tax Consequences."

         If TS&W Small Cap Fund must liquidate investments to redeem the interests of dissenting unitholders, the sales may result in additional taxable income to the unitholders.

         The Reorganization may have other certain tax risks to particular unitholders, depending upon their individual tax characteristics and other circumstances.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

         The investment objective of TS&W Small Cap Fund and PBHG Small Cap Value Fund are the same. Each seeks long-term growth of capital by investing primarily in small cap stocks.

INVESTMENT POLICIES

         PBHG Small Cap Value Fund has adopted the same investment policies as TS&W Small Cap Fund. The investment policies of PBHG Small Cap Value Fund are described below.

         Under normal market conditions, the fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of the ________, 2003 reconstitution, the market capitalization range of the Russell 2000(R) Value Index was $_______ million to $________ billion. The size of the companies in the Russell 2000(R) Value Index and those on which TS&W intends to focus the fund's investments will change with market capitalizations and the composition of the index. The fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this fund. The fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

PBHG SMALL CAP VALUE FUND PORTFOLIO MANAGEMENT

         On behalf of TS&W, Frank H. Reichel, III has primary responsibility for the day-to-day management of PBHG Small Cap Value Fund. For more information on the composition of the team managing the fund, please see the Statement of Additional Information.

SUMMARY OF REGULATORY DIFFERENCES FOR INVESTORS

         TS&W Small Cap Fund is a private investment company not registered under the 1940 Act in reliance on an exception provided by Section 3(c)(1) of the 1940 Act. PBHG Small Cap Value Fund intends to operate as a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the 1940 Act - commonly known as a mutual fund. As a registered investment company, PBHG Small Cap Value Fund is subject to the limitations and restrictions of the 1940 Act.

         As a private investment company, TS&W Small Cap Fund is subject to less regulation than PBHG Small Cap Value Fund. Generally, the limitations to which TS&W Small Cap Fund is subject are contained in the Operating Agreement and are imposed by ERISA. The Operating Agreement expressly permits the fund, in the normal course of its business, to enter into transactions with any or all unitholders or their affiliates so long as the price and other terms of such transactions are fair to the fund and that the price and other terms of such transactions are not less favorable to the fund than those generally prevailing with respect to comparable transactions between unrelated parties. The Operating Agreement does not contain any other restrictions on the fund's investments or the type of transactions into which the fund may enter, except that TS&W Small Cap Fund may not enter into any transaction that may result in a violation of the fiduciary duty rules of ERISA, including transactions with affiliates.

         The 1940 Act, by contrast, requires PBHG Small Cap Value Fund, among others things, to maintain a board of trustees that has overall responsibility for management of the fund, at least 40% of which must be disinterested persons of the fund. PBHG Small Cap Value Fund intends to maintain a board of trustees the majority of which are independent trustees. The maintenance of such board may result in additional expenses to PBHG Small Cap Value Fund.

         The 1940 Act also prohibits certain transactions between an investment company and its affiliates. For example, PBHG Small Cap Value Fund generally may enter into transactions with its affiliates for the purchase or sale of securities or other property only where certain requirements are met. Finally, as a diversified investment company under the 1940 Act, PBHG Small Cap Value Fund must meet certain diversification requirements such that, with respect to at least 75% of its total assets, no more than 5% of such assets may be invested in any one issuer and it may not own more than 10% of the voting securities of any one issuer. Pilgrim Baxter and TS&W do not anticipate that such restrictions will have a material impact on the management of PBHG Small Cap Value Fund. The underlying assets of PBHG Small Cap Value Fund will not, however, be deemed to include assets of employee benefit plans that purchase shares in PBHG Small Cap Value Fund. Pilgrim Baxter and TS&W, as advisor and sub-advisor of PBHG Small Cap Value Fund, respectively, will not be deemed to be fiduciaries of ERISA plan investors by virtue of these positions. See "ERISA Considerations."

SUMMARY OF FEDERAL INCOME TAX DIFFERENCES FOR INVESTORS

         TS&W Small Cap Fund is not subject to federal income tax because it is treated as a partnership for Federal income tax purposes. PBHG Small Cap Value Fund intends to elect to be treated as a "regulated investment company" for Federal income tax purposes and, as such, to operate so that it will not be liable for federal income or excise tax.

         In order to qualify as a regulated investment company for Federal income tax purposes, among other things, PBHG Small Cap Value Fund must meet the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Thus, at the close of each calendar quarter of PBHG Small Cap Value Fund's taxable year, at least 50% of its total assets must be invested in cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities. For purposes of the 50% test, however, if more than 5% of the value of the fund's total assets are invested in the securities of any one issuer, none of those securities may be included. Likewise, if the fund owns more than 10% of the voting securities of a single issuer, none of those securities qualifies either. The tax consequences of holding PBHG Small Cap Value Fund shares are different from the tax consequences of holding units in TS&W Small Cap Fund. As a unitholder, you must report your share of TS&W Small Cap Fund's income, gains, losses, deductions and credits on your individual federal income tax return, whether or not you receive distributions from TS&W Small Cap Fund. Your share of these items of TS&W Small Cap Fund has been includable in your individual federal taxable income for the period during which such items have been realized by TS&W Small Cap Fund. Moreover, each item has had the same tax characteristics (for example, as ordinary income or as capital gain) as such item had when realized by TS&W Small Cap Fund.

         As a shareholder of PBHG Small Cap Value Fund, you will pay tax on fund distributions that you receive each year even if you reinvest those distributions in additional shares of PBHG Small Cap Value Fund to the extent you are subject to federal income taxation. Although you will generally not be taxed on any undistributed investment income and capital gains of PBHG Small Cap Value Fund, PBHG Small Cap Value Fund intends to distribute all of its net investment income and all of its capital gains at least annually. (Any undistributed capital gains would be includable in your taxable income if PBHG Small Cap Value Fund elects to pass through a tax credit for capital gains taxes it pays, and you would be credited with your portion of the tax paid by PBHG Small Cap Value Fund on these undistributed capital gains.) PBHG Small Cap Value Fund's distribution of net investment income (which includes short-term capital gain) is taxable to you as ordinary income and will generally be taxable to you as dividend income only to the extent attributable to dividends received by PBHG Small Cap Value Fund. PBHG Small Cap Value Fund's distribution of long-term capital gain is taxable to you as long-term capital gain. Unlike a unitholder in TS&W Small Cap Fund, you may not currently deduct any portion of any net losses of PBHG Small Cap Value Fund.

         Unitholders who are not U.S. citizens or residents and who are not otherwise engaged in a trade or business in the United States (as defined by the Code) generally are not subject to U.S. withholding tax on their share of TS&W Small Cap Fund's realized capital gains. PBHG Small Cap Value Fund shareholders who are not U.S. citizens or residents and are not engaged in a U.S. trade or business generally are subject to withholding tax at a 30% rate on fund distributions that are not attributable to long-term capital gain.

          ADDITIONAL INFORMATION ABOUT THE AGREEMENT AND THE AMENDMENT

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. The reasons for the proposed Reorganization and significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Appendix I to this Proxy
Statement/Prospectus.

THE REORGANIZATION

         Pursuant to the Agreement, all of the assets of TS&W Small Cap Fund (other than those required to discharge TS&W Small Cap Fund's obligations) will be transferred to PBHG Small Cap Value Fund. Upon such transfer, PBHG Funds will issue PBHG Class shares of PBHG Small Cap Value Fund to TS&W Small Cap Fund. TS&W Small Cap Fund will then make a liquidating distribution of the PBHG Small Cap Value Fund shares so received to unitholders of TS&W Small Cap Fund. Each unitholder of TS&W Small Cap Fund will receive a number of PBHG Class shares of PBHG Small Cap Value Fund with an aggregate net asset value equal to the aggregate net asset value of his or her units of TS&W Small Cap Fund. As soon as reasonably practicable after the transfer of its assets, TS&W Small Cap Fund will pay or make provision for payment of all its liabilities. TS&W Small Cap Fund will then terminate its existence.

         Consummation of the Reorganization (the "Closing") is expected to occur on [July 25, 2003] at 4:30 p.m., Eastern Time (the "Effective Time"), unless otherwise agreed by the parties.

THE AMENDMENT

         TS&W is proposing the Amendment to facilitate the Reorganization in accordance with applicable law. Under the terms of the Amendment, those unitholders who do not consent to participate in the Reorganization will, at the option of TS&W Small Cap Fund have their units redeemed in cash or in kind, as of the close of business on the day immediately preceding the date of consummation of the Reorganization based on the units' net asset value and in accordance with ERISA and the Department of Labor's Prohibited Transaction Exemption 97-41. See "Additional Information About the Agreement and the Amendment - ERISA Considerations."

         The Amendment revises Section 5.6 of the Operating Agreement to read as follows:

         5.6      TERMINATION OF MEMBERSHIP STATUS.

                           Unless otherwise determined by the Managing Member, a
                  Member shall be deemed to have withdrawn from the LLC and redeemed all of the Member's Units, upon the Valuation Date next following the death or adjudication of incompetence of an individual Member, or the legal dissolution of any other Member. The Managing Member shall also have the right to require that a Member withdraw: (i) following the commencement of any proceedings by a creditor that may involve the levy or attachment of the Member's LLC Interest; (ii) to prevent the LLC or the Managing Member from becoming subject to any material restriction or penalty under any federal or state regulatory provisions, including without limitation the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); or (iii) to facilitate the conversion of the LLC into a registered investment company.

         It is a condition to consummation of the Reorganization that unitholders approve both the Agreement and the Amendment.

REASONS FOR THE REORGANIZATION

         TS&W, as managing member of TS&W Small Cap Fund, is seeking your consent to the Reorganization and the Amendment. TS&W believes that the Reorganization is in the best interests of TS&W Small Cap Fund and its unitholders. Accordingly, TS&W recommends that you vote for approval of the Reorganization and the Amendment by signing and returning the written consent that accompanies this Proxy Statement/Prospectus in the enclosed postage paid return envelope.

         TS&W Small Cap Fund is a Virginia limited liability company that commenced operations in September 2000. TS&W acts as investment adviser to TS&W Small Cap Value Fund. TS&W Small Cap Fund invests primarily in common stock of small cap companies that present a value or potential worth that is not recognized by prevailing market prices. TS&W Small Cap Fund units have been offered for sale in private placement transactions only to accredited investors. As of __________, 2003, TS&W Small Cap Fund had ___ investors and net assets of approximately $__________.

         PBHG Funds is a family of no-load mutual funds that currently offers a wide range of actively managed, differentiated equity portfolios with over $_____ billion in assets under management as of __________, 2003. Shares of the investment portfolios of the PBHG Funds are available for purchase through a wide array of distribution channels. The distribution channels include mutual fund supermarkets, registered investment advisors, financial planners and broker-dealers. In addition, PBHG Funds intends to increase the distribution channels through which its portfolios are offered by creating separate load classes of shares.

         TS&W and Pilgrim Baxter have proposed the Reorganization so TS&W Small Cap Fund unitholders can receive the benefits of a registered mutual fund structure and so that the investment strategy of TS&W Small Cap Fund can be offered to the general public. PBHG Small Cap Value Fund was created to facilitate the Reorganization and has the same investment objective and investment policies as TS&W Small Cap Fund. Pilgrim Baxter will act as investment adviser and TS&W will act as investment sub-advisor to PBHG Small Cap Value Fund. After the Reorganization, the assets of PBHG Small Cap Value Fund will be invested in the same manner by the same portfolio managers.

         TS&W believes the combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund is in the best interests of TS&W Small Cap Fund's unitholders. In reaching this conclusion, TS&W considered the primary advantages of the combination including:

     o the ability to purchase and redeem shares of PBHG Small Cap Value Fund daily;

     o the ability to exchange shares of PBHG Small Cap Value Fund for shares of other funds within PBHG Funds;

     o   the ability to transfer PBHG Small Cap Value Fund shares; and

     o the daily valuation of PBHG Small Cap Value Fund assets and daily calculation of PBHG Small Cap Value Fund's net asset value.

         TS&W also considered the substantial similarity of the investment objectives and policies of the two funds, the anticipated tax-free treatment of the Reorganization and the fees to be paid by TS&W Small Cap Fund both before and after the Reorganization.

         Initially, PBHG Small Cap Value Fund's total operating expenses are expected to be 1.50% versus 1.00% for TS&W Small Cap Fund. Pilgrim Baxter has contractually agreed until March 31, 2004, to waive that portion of its annual management fee and to pay certain expenses of the fund to the extent necessary to ensure that PBHG Small Cap Value Fund's total annual fund operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.50%. TS&W and Pilgrim Baxter further believe that TS&W Small Cap Fund's historical performance record may allow PBHG Small Cap Value Fund to attract additional assets through the sale of fund shares. Increased assets could provide economies of scale, resulting in potentially lower expense ratios for PBHG Small Cap Value Fund shareholders.

OTHER TERMS

         Completion of the Reorganization is subject to various conditions, including the following:

     o All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Agreement shall have been received;

     o The Agreement, the Amendment and related matters shall have been approved by the affirmative vote of the unitholders of TS&W Small Cap Fund; and

     o An order shall have been issued by the Securities and Exchange Commission exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act.

VOTING INFORMATION

         TS&W is soliciting the written consent of each unitholder to (i) approval of the Amendment; and (2) approval of the Agreement.

         In order to approve the Amendment and the Agreement, TS&W must obtain, in each case, the affirmative vote of unitholders owning a majority of the outstanding units of TS&W Small Cap Fund. TS&W recommends that you vote for approval of the Amendment and for approval of the Agreement.

         It is a condition to consummation of the Reorganization that TS&W Small Cap Fund unitholders approve both the Agreement and the Amendment.

CAPITALIZATION

         The following tables set forth as of March 31, 2003, (i) the capitalization of PBHG Small Cap Value Fund shares (which will have no assets prior to the Reorganization), (ii) the capitalization of TS&W Small Cap Fund shares, and (iii) the pro forma capitalization of PBHG Small Cap Value Fund shares as adjusted to give effect to the transactions contemplated by the Agreement.

                                            PBHG SMALL CAP             TS&W SMALL CAP                PRO FORMA
                                             FUND SHARES                 FUND SHARES                 COMBINED
                                            --------------             --------------                ---------
Net Assets                                        $0                   14,287,226                    14,287,226
Shares Outstanding                                 0                    1,081,285                     1,081,285
Net Asset Value Per Share                         $0                        13.21                         13.21


FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to be a tax-free transaction to TS&W Small Cap Fund and PBHG Small Cap Value Fund, and to the unitholders to the extent they receive only PBHG Small Cap Value Fund shares in exchange for their units, but no advance ruling will be sought from the IRS as to the tax consequences of the Reorganization. The Reorganization may not occur unless counsel to TS&W Small Cap Fund provides an opinion at closing, acceptable in form and substance to TS&W Small Cap Fund and PBHG Funds, stating that for federal income tax purposes the Reorganization constitutes a transfer to a controlled corporation as described in Section 351(c) of the Code, followed by a liquidation of TS&W Small Cap Fund under Section 731 of the Code, in which, except as described below, no gain or loss will be recognized by a unitholder in TS&W Small Cap Fund who receives only PBHG Small Cap Value Fund shares in liquidation of its interest in TS&W Small Cap Fund. The opinion will not be binding on the IRS or the courts. The conclusions stated in the opinion will be based on certain facts, assumptions, and representations as well as current law and authorities. Any law or authorities relied on to support the opinion are subject to change and these changes may be retroactive. Accordingly, there can be no assurance that the IRS will not seek to assert a contrary position.

         If, during the Reorganization, TS&W Small Cap Fund transfers debt securities to PBHG Small Cap Value Fund that were purchased at a discount, such transfer could result in the recognition of income to TS&W Small Cap Fund upon its distribution in liquidation of PBHG Small Cap Value Fund shares, in an amount equal to the accrued market discount on those securities as of the Closing Date. TS&W Small Cap Fund does not expect to transfer any debt securities with accrued market discount.

         If, as intended, the Reorganization constitutes a transfer to a controlled corporation as described in Section 351(a) of the Code, the following summarizes the expected material federal income tax consequences to the unitholders in an Exchange:

     o The transfer by TS&W Small Cap Fund of all its assets, subject to its liabilities, to PBHG Small Cap Value Fund in exchange for shares of PBHG Small Cap Value Fund will not result in the recognition of gain or loss to TS&W Small Cap Fund or its unitholders except as follows: (i) to the extent that the liabilities of TS&W Small Cap Fund exceed the adjusted basis of its assets, (ii) TS&W Small Cap Fund receives any consideration other than common shares of PBHG Small Cap Value Fund, and (iii) as described above, if TS&W Small Cap Fund transfers debt securities to PBHG Small Cap Value Fund that were purchased at a discount.

     o The receipt of PBHG Small Cap Value Fund shares by a unitholder from TS&W Small Cap Fund will not cause taxable gain or loss to be recognized by the unitholder. Gain may be recognized if any cash actually distributed or deemed to be distributed in connection with the dissolution and liquidation of TS&W Small Cap Fund exceeds the unitholder's adjusted tax basis in its units. A decrease in a unitholder's allocable share of TS&W Small Cap Fund liabilities will be deemed to be a cash distribution.

     o A unitholder's holding period with respect to PBHG Small Cap Value Fund shares it receives in the Reorganization will include TS&W Small Cap Fund's holding period of such shares, but it will not include the unitholder's holding period with respect to its units. As a result, a unitholder's holding period with respect to PBHG Small Cap Value Fund shares it receives in the Reorganization may be shorter than the unitholder's holding period with respect to its units. Because of the preferential tax rates applicable to long-term capital gain, such reduction in holding periods could increase the future tax liability of certain unitholders. For example, if a unitholder experiences a reduction in holding period and then redeems PBHG Small Cap Value Fund shares within the year following the receipt of fund shares, the unitholder could be taxed on gains from the redemption at a higher rate than if the Reorganization had not occurred and the unitholder redeemed its units at the same point in time. This result would obtain if the reduction in holding period caused the gains from the redemption to be treated as short-term rather than long-term capital gains.

     o A unitholder's basis in PBHG Small Cap Value Fund's shares will be equal to the unitholder's adjusted basis of its former TS&W Small Cap Fund interest (adjusted to take into account income, gain or loss recognized with respect to TS&W Small Cap Fund for the tax year in which the Reorganization occurs) minus the amount of cash, if any, received or deemed received from TS&W Small Cap Fund in connection with the dissolution and liquidation of TS&W Small Cap Fund.

         A unitholder that does not participate in the Reorganization and instead has its interests in TS&W Small Cap Fund redeemed, will recognize gain or loss equal to the difference between the amount of cash received from TS&W Small Cap Fund and the unitholder's adjusted basis in its units. Such gain or loss will generally be capital gain or loss if such units are held as a capital asset. The capital gain or loss will be long-term capital gain or loss if the unitholder has held the units for at least one year.

         Moreover, if TS&W Small Cap Fund must liquidate its investments to redeem the interests of dissenting unitholders prior to the Reorganization, the sales may result in additional taxable income to all of the unitholders for the tax year of TS&W Small Cap Fund in which it liquidates such investment.

         Each unitholder must include in taxable income for its tax year its share of TS&W Small Cap Fund income for any TS&W Small Cap Fund tax year that ends with or within that unitholder's tax year. Because TS&W Small Cap Fund's current year will end when TS&W Small Cap Fund is liquidated, a unitholder may have to pay taxes on TS&W Small Cap Fund income sooner than would be required if TS&W Small Cap Fund remained in existence until the normal end of its tax year.

         The foregoing discussion is based on the Code and applicable regulations in effect as of the date of this Proxy Statement/Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to PBHG Small Cap Value Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.

         This discussion is general in nature and is not intended as tax advice. The discussion does not address all aspects of federal income taxation that may be relevant to specific taxpayers and their particular circumstances. Unitholders should consult their own tax advisors regarding any personal tax issues relating to the Reorganization, including federal, state, local and, if applicable, foreign tax consequences.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to PBHG Small Cap Value Fund of the assets of TS&W Small Cap Fund will be the same as the book cost basis of such assets to TS&W Small Cap Fund.

ERISA CONSIDERATIONS

         ERISA imposes certain fiduciary obligations and prohibited transaction restrictions on employee pension and welfare benefit plans sponsored by private sector employers or unions. Section 4975 of the Code imposes similar prohibited transaction restrictions of ERISA-regulated employee pension plans and IRAs. These fiduciary and prohibited transaction rules apply, in pertinent part, in connection with the management of the assets of ERISA-regulated benefit plans and IRAs. Because more than 25% of the interests in TS&W Small Cap Fund are held by ERISA-regulated benefit plans ("ERISA Plan Investors"), IRAs ("IRA Investors"), and other employee benefit plans, under U.S. Department of Labor regulations under ERISA, the portfolio securities and other assets of the TS&W Small Cap Fund are considered to be held directly by ERISA Plan Investors and IRA Investors. Also, TS&W is deemed to be a fiduciary to each of these investors, and the fiduciary prohibited transaction rules of ERISA and the Code apply to transactions involving the assets of the TS&W Small Cap Fund.

         Because TS&W and Pilgrim Baxter are both owned by Old Mutual, and because TS&W serves as adviser of TS&W Small Cap Fund and will serve as sub-adviser to the PBHG Small Cap Value Fund, the transactions contemplated by the Reorganization will constitute a prohibited transaction under section 406 of

ERISA, and section 4975 of the Code, in the absence of an applicable regulatory or administrative exemption. DOL Prohibited Transaction Exemption 97-41 ("PT 97-41") provides such an exemption if certain conditions are met. TS&W and TS&W Small Cap Fund intend to rely on PT 97-41 in connection with the consummation of the Reorganization. In addition, TS&W intends to rely on a second DOL exemption, Prohibited Transaction Exemption 77-4, in order to allow TS&W to receive advisory fees in connection with investments in PBHG Small Cap Value Fund.

         In pertinent part, PT 97-41 requires that an independent fiduciary to each ERISA Plan Investor and IRA Investor in TS&W Small Cap Fund receive disclosure of certain information concerning the PBHG Small Cap Value Fund, and that such independent fiduciary approve in writing the receipt of shares of the PBHG Small Cap Value Fund in the Reorganization.

         A written consent and approval form, and this Proxy
Statement/Prospectus has been provided to an independent fiduciary for each of the ERISA Plan Investor and IRA Investor unitholders.

         The categories of information that need to be disclosed to each independent fiduciary in order to comply with PT 97-41 are as follows:

     o A statement describing the fees to be charged to or paid by ERISA Plan and IRA Investors to TS&W, including a discussion of the nature and extent of any differences in the fee arrangement it will have with PBHG Small Cap Value Fund compared to the current arrangement under TS& W Small Cap Fund ("Fee Statement").

     o A statement of the reasons why TS&W considers the transfer and purchase to be appropriate for ERISA Plan and IRA Investors ("Benefits of Reorganization to ERISA Plan and IRA Investors").

     o A statement whether there are any limitations on TS&W in connection with the Reorganization ("Limitations Statement").

     o The identity of all securities held by the TS&W Small Cap Fund that will exchanged for PBHG Small Cap Value Fund shares in the Reorganization ("Securities List").

     o Written confirmation after completion of the exchange, of the identity of each transferred security, the current market price of each such security, as of the date of the transfer for each such security, and the identity of each pricing service or market-maker consulted in determining the current market price. Such confirmation must be provided no later than thirty (30) days after completion of the purchase ("Post-Transfer Price Confirmation").

     o Written confirmation of the number of TS&W Small Cap Fund units held by each such ERISA Plan and IRA Investor before the Reorganization, the related per unit value, and total dollar amount of such units, and the number of shares in PBHG Small Cap Value Fund held by such ERISA Plan and IRA Investor immediately following the Reorganization, the related per share net asset value, and the total dollar amount of such shares. Such confirmation must be provided no later than 105 days after the completion of the purchase ("Post-Transfer Valuation Confirmation").

         There are also continuing obligations to provide independent fiduciaries with copies of updated prospectuses at least annually following the purchase, as well as to provide reports containing fee descriptions.

1.       Fee Statement

         TS&W currently is paid a monthly fee by TS&W Small Cap Fund equal to 1.00% of the value of fund assets. The fee is paid as of the beginning of each month based on the valuation of assets as of the last trading day of the prior month. Valuations are made in accordance with the fund's valuation procedures. There are no other expenses deducted from TS&W Small Cap Fund assets.

         Under PBHG Small Cap Value Fund, Pilgrim Baxter will be paid an annual management fee equal to 1.00% of the fund's average daily net asset value payable monthly, and it will pay one-half of that fee, net of fee waivers, expense reimbursements, supermarket payments and alliance payments, as a sub-advisory fee to TS&W. TS&W's sub-advisory fee will therefore be equal to 0.50% of the value of fund assets, net of fee waivers, expense reimbursements, supermarket payments and alliance payments. (During the remainder of calendar year 2003, TS&W will receive the full 1.00% annual management fee payable monthly, net of fee waivers, expense reimbursements and alliance payments, and Pilgrim Baxter will forego any management fee.) In addition, other expenses will be charged against PBHG Small Cap Value Fund assets that are expected to be approximately 0.76% of the value of the fund's assets. Supermarket payments and alliance payments relate to amounts paid to third parties that provide sub-transfer agency and other administrative services in connection with the fund's participation in mutual fund supermarkets and other arrangements.

         An estimate of the components of the other expenses that are expected to be charged against PBHG Small Cap Value Fund's assets and which, in each case, are expected to exceed 0.01% is set forth below:

                   Expected Expense                           Estimated Amount
                   ----------------                           ----------------
                   Administrative Fees*                           0.15%
                   Custodian Fees                                 0.07%
                   Audit Fees                                     0.01%
                   Legal Fees                                     0.01%
                   Transfer Agent Fees                            0.24%
                   Transfer Agent Expenses                        0.01%
                   Website Fees*                                  0.01%
                   Printing Fees                                  0.06%
                   SEC Registration Fees                          0.01%
                   Blue Sky Fees                                  0.18%

         ------------------------------
         * Paid to affiliates of Pilgrim Baxter.

         In the interest of temporarily limiting the expenses of PBHG Small Cap Value Fund, Pilgrim Baxter has signed an expense limitation contract with PBHG Funds, pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fees and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 1.50% of the average daily net assets of PBHG Small Cap Value Fund until March 31, 2004. The PBHG Funds Service Plan was adopted pursuant to Rule 12b-1 to enable Advisor Class shares of various PBHG Funds to directly and indirectly bear certain shareholder servicing and account maintenance fees with respect to such shares. A more detailed description of the

PBHG Funds Service Plan is contained in the PBHG Funds Statement of Additional Information that is incorporated herein by reference and that is available by written request or by calling the telephone number on the cover page of this Proxy Statement/Prospectus.

         Accordingly, until March 31, 2004, the net annual expenses of PBHG Small Cap Value Fund are expected to equal 1.50% of the value of fund assets, in comparison to the current total net annual expenses of the TS&W Small Cap Fund of 1.00%. TS&W does not anticipate that following March 31, 2004, the total annual operating expenses of PBHG Small Cap Value Fund will exceed 1.50% of the fund's average daily net assets, but there is no current contractual commitment to continue this limitation and there can be no assurance that such expenses will not exceed 1.50%.

         TS&W believes that there will be advantages to the ERISA Plan Investors and IRA Investors from the Reorganization that will justify the additional net annual expenses paid from fund assets. These advantages are described below.

         2. Appropriateness of the Reorganization for ERISA Plan and IRA
Investors

         TS&W believes the reorganization is appropriate for the ERISA Plan and IRA Investors who currently hold units in TS&W Small Cap Fund. The primary advantages of the combination will be:

     o The ability of investors to purchase and redeem shares of PBHG Small Cap Value Fund on a daily basis, providing greater investment liquidity;

     o The ability to exchange shares of PBHG Small Cap Value Fund for shares of other funds within PBHG Funds, providing greater investment flexibility;

     o The ability to transfer PBHG Small Cap Value Fund shares without current restrictions; and

     o Daily valuation of PBHG Small Cap Value Fund assets and daily calculation of PBHG Small Cap Value Fund's net asset value, allowing plan investors the ability to make a more real-time analysis of the prudence of their investment and compliance with plan benchmarks.

         In addition to these potential benefits, it should be noted that PBHG Small Cap Value Fund is registered as an investment company under the 1940 Act, and its securities are registered under the 1933 Act. TS&W Small Cap Fund, in contrast, is not regulated under federal securities laws. Consequently, PBHG Small Cap Value Fund will be subject to enhanced federal and state regulation and this may protect ERISA Plan and IRA Investors to a greater degree than they are currently protected. Moreover, Pilgrim Baxter and TS&W have undertaken to reimburse TS&W Small Cap Fund for the expenses it incurs in connection with the Reorganization. Finally, economies of scale may be realized through the availability of PBHG Small Cap Value Fund to attract public investors. These and other benefits are also discussed in this prospectus under the heading "Reasons for the Reorganization."

         3. Limitations Statement

         TS&W does not believe there are any limitations on its ability to exchange TS&W Small Cap Fund units for shares of PBHG Small Cap Value Fund in the Reorganization, assuming the Amendment is approved by unitholders.

         4. Securities List

         A list identifying the securities currently held by TS&W Small Cap Fund, [as of the ________], that are expected to be valued and exchanged for PBHG Small Cap Value Fund shares is attached as Appendix III to this prospectus. TS&W will notify, immediately prior to the Reorganization, each independent fiduciary if the list of securities changes between the date of this information and the Closing Date.

         5. Post-Transfer Price and Post-Transfer Valuation Confirmations

         TS&W will provide the Post-Transfer Price and Post-Transfer Valuation Confirmations, as required by PT 97-41, on a timely basis and in a manner consistent with PT 97-41. TS&W intends to satisfy all other post-Reorganization requirements of PT 97-41.

         Each independent fiduciary of an ERISA Plan Investor or IRA Investor should review this prospectus carefully prior to determining whether to consent to the consummation of the Reorganization on behalf of such plan, and may wish to consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code in connection with the Reorganization. Each independent fiduciary is free to consent to the Amendment. By consenting to the Amendment, such independent fiduciary is not precluded from declining to consent to the Reorganization. However, it is a condition to consummation of the Reorganization that both the Amendment and the Reorganization be approved by TS&W Small Cap Fund's unitholders. As otherwise indicated in this Prospectus, if the Reorganization is approved and TS&W Small Cap Fund units are exchanged for PBHG Small Cap Value Fund shares, following a liquidating distribution of PBHG Small Cap Value Fund shares and payment of final liabilities TS&W Small Cap Fund will dissolve its existence. Consequently, to the extent that an ERISA Plan Investor or IRA Investor chooses not to consent to the Reorganization and both the Reorganization and the Amendment are otherwise approved, such dissenting Member shall receive prior to the Reorganization either an in-kind or cash distribution of the current value of its pro rata share of the assets of TS&W Small Cap Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

         THE INVESTMENT ADVISER

         PBHG Funds and Pilgrim Baxter have entered into an investment advisory agreement for PBHG Small Cap Value Fund. Pursuant to the investment advisory agreement, Pilgrim Baxter is to provide a program of continuous investment management for PBHG Small Cap Value Fund, make investment decisions and place orders to purchase and sell securities for PBHG Small Cap Value Fund, in accordance with its investment objectives, policies and limitations. For its services, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of PBHG Small Cap Value Fund.

         In the interest of temporarily limiting the expenses of PBHG Small Cap Value Fund, Pilgrim Baxter has signed an expense limitation contract with PBHG Funds, pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 1.50% of the average daily net assets of PBHG Small Cap Value Fund until March 31, 2004. Reimbursement by PBHG Small Cap Value

Fund of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter after March 31, 2004, pursuant to this expense limitation agreement, may be made at a later time when PBHG Small Cap Value Fund has reached a sufficient asset size to permit reimbursement to be made without causing the annual expense rate of PBHG Small Cap Value Fund to exceed 1.50%.

         THE INVESTMENT SUB-ADVISER

         PBHG Funds, on behalf of PBHG Small Cap Value Fund, and Pilgrim Baxter [have entered] into a sub-advisory agreement with TS&W. Pursuant to the sub-advisory agreement, TS&W has agreed to manage the investment operations of PBHG Small Cap Value Fund and the composition of its investment portfolio, to provide supervision of PBHG Small Cap Value Fund investments, to determine the securities to be purchased or sold by PBHG Small Cap Value Fund and to place orders for the purchase and sale of such securities. For the services it provides, TS&W is entitled to receive from Pilgrim Baxter a sub-advisory fee that will be equal to 0.50% of the average daily net assets of the fund. Until December 31, 2003, Pilgrim Baxter has agreed to pay TS&W the full 1.00% annual management fee, net of fee waivers, expense reimbursements, supermarket payments and alliance payments, payable by PBHG Small Cap Value Fund.

RIGHTS OF SHAREHOLDERS

         The following discussion provides information with respect to the differences in the rights of shareholders under Virginia and Delaware law.

         GENERAL

         TS&W Small Cap Fund is a Virginia limited liability company and PBHG Funds is a Delaware statutory trust. While there are some similarities between the forms of organization, there are also certain differences of which you should be aware. The operations of TS&W Small Cap Fund, as a Virginia limited liability company, are governed by the Operating Agreement and applicable Virginia law, to the extent not preempted by ERISA. The operations of PBHG Funds, as a Delaware statutory trust, are governed by its Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law. In addition, TS&W Small Cap Fund is overseen by a managing member who also acts as its investment adviser while a board of trustees oversees the operations of PBHG Funds.

         FIDUCIARY DUTIES

         Both Delaware law and the 1940 Act provide that PBHG Funds' Board of Trustees owe fiduciary duties to PBHG Funds and its shareholders.

         The Operating Agreement provides that, except as otherwise provided by applicable law, the managing member of TS&W Small Cap Fund shall not be liable to TS&W Small Cap Fund or its other members for breach of fiduciary duty or otherwise liable, responsible or accountable for monetary damages or any acts or failures to act, except that the managing member shall remain liable for (i) any breach of the managing member's duty of loyalty to TS&W Small Cap Fund, (ii) acts or omissions involving intentional misconduct or knowing violations of the law, or (iii) transactions from which the managing member receives any improper personal benefit.

         LIABILITY OF SHAREHOLDERS

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of PBHG Funds to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. PBHG Funds' Declaration of Trust disclaims shareholder liability for acts or obligations of the PBHG Funds and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the PBHG Funds or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of PBHG Funds. The Declaration of Trust and the By-Laws of PBHG Funds provide for indemnification out of the property of an investment portfolio of PBHG Funds for all losses and expenses of any shareholder of such investment portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which an investment portfolio would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

         Under Virginia Law and except as otherwise provided by law (for example, the requirement that members return unlawful distributions in certain circumstances) or the operating agreement of the limited liability company, no member of a limited liability company shall have any personal obligation for any liabilities of a limited liability company, whether such liabilities arise in contract, tort or otherwise, solely by reason of being a member of a limited liability company.

         In any proceeding brought by or in the right of a limited liability company or brought by or on behalf of members of the limited liability company, the damages assessed against a member arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of (1) the monetary amount, including the elimination of liability, specified in writing in the articles or organization or an operating agreement as a limitation on or elimination of the liability of the manager or member; (2) the greater of $100,000 or the amount of compensation received by the member from the limited liability company during the twelve months immediately preceding the act or omission for which the liability was imposed. In addition, liability may not be limited in circumstances where the member engaged in willful misconduct or a knowing violation of the criminal law. The Operating Agreement limits the liability of the managing member to other members, except for breaches of duty of loyalty, for acts or omissions involving intentional misconduct or a knowing violation of law, or for transactions involving improper personal benefit. However, the Operating Agreement does not otherwise limit the liability of members to other members or to TS&W Small Cap Fund.

         MANAGEMENT

         The trustees of PBHG Funds have exclusive and absolute control over the business and operations of PBHG Funds. The Trustees may delegate this power, such as to the officers of PBHG Funds, to the extent permitted by the Declaration of Trust.

         The power to manage, operate and control TS&W Small Cap Fund is vested with its managing member, TS&W. Like the trustees of PBHG Funds, TS&W is authorized to delegate certain powers to designated officers.

         ELECTION OF TRUSTEES/MANAGING MEMBER; TERM

         The shareholders of PBHG Funds have elected the trustees of PBHG Funds. Such trustees serve for the life of PBHG Funds, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.
         The members of TS&W Small Cap Fund appointed TS&W as managing member. TS&W shall serve as managing member until the termination date of TS&W Small Cap Fund, unless sooner dissolved or liquidated. Members of TS&W Small Cap Fund may replace TS&W as managing member upon obtaining the required vote of members (see below).

         REMOVAL OF TRUSTEES/MANAGING MEMBER

         A trustee of PBHG Fund may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of PBHG Funds. The Declaration of Trust provides that the remaining trustees may fill any vacancies by appointment of a new trustee or may leave such vacancy unfilled.

         The managing member of TS&W Small Cap Fund may be removed at any time by a vote of at least a majority of the members of TS&W Small Cap Fund.

         MEETING OF SHAREHOLDERS/MEMBERS

         PBHG Funds is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The Bylaws of PBHG Funds provide that any trustee may call a special meeting of shareholders for any lawful purpose or purposes and the trustees shall call a special meeting of shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of PBHG Funds' shares.

         TS&W Small Cap Fund is required to hold annual meetings of its members. The managing member may call special meetings and shall call such special meetings upon the request of a majority of the members.

         LIABILITY OF TRUSTEES/MANAGING MEMBER AND OFFICERS; INDEMNIFICATION

         Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. PBHG Funds' Declaration of Trust provides that the trustees and officers of PBHG Funds are not liable for any act or omission or any conduct whatsoever in their capacity as trustees or officers, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with PBHG Funds. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims or demands. PBHG Funds' Declaration of Trust and Bylaws require the indemnification of its trustees and officers to the fullest extent permitted by Delaware law and other applicable law, provided that
(i) in connection with a proceeding that is not an action by PBHG Funds, it is determined that the trustee or officer (a) acted in good faith, (b) acted in the best interest of PBHG Funds, and (c), with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; and (ii) in connection with a proceeding brought by PBHG Funds, such person acted in good faith and in the best interest of PBHG Funds.

         Virginia law permits a limited liability company to indemnify its agents and members to the same extent that Virginia corporations may indemnify their officers, directors and shareholders. Generally, Virginia corporations may indemnify except in circumstances of a breach of duty of loyalty, for intentional misconduct or a knowing violation of law, or for an improper personal benefit. The Operating Agreement provides that TS&W Small Cap Fund shall indemnify its managing member (including its directors, officers and affiliates) and its officers to the fullest extent permitted by law, provided that such indemnification shall not eliminate or limit the liability of such persons (i) for any breach of that person's duty of loyalty, (ii) for acts or omissions involving intentional misconduct or knowing violations of the law, or
(iii) for any transaction from which the indemnified person received any improper personal benefit.

         TERMINATION

         PBHG Funds or any series or class of shares of beneficial interest of PBHG Funds may be terminated by (1) a vote of the majority of the shares of PBHG Funds or the affected series or class, respectively, cast at a meeting at which a quorum is present, provided that the trustees call a shareholder meeting to approve such termination, or (2) if there are fewer than 100 shareholders of record of PBHG Funds or of such terminating series or class, the trustees pursuant to written notice to the shareholders of PBHG Funds or the affected series or class.

         TS&W Small Cap Fund may be dissolved prior to its termination date by
(1) the determination of the managing member or (2) the determination of 66-2/3% of members' interests.

         VOTING RIGHTS OF SHAREHOLDERS/MEMBERS

         PBHG Funds' Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees; (iii) approval of the termination of PBHG Funds or a series or class of its shares of beneficial interest; (iv) the sale of substantially all of the assets of PBHG Funds or a series or class of its shares of beneficial interest, unless the primary purpose of such sale is to change PBHG Funds' domicile or form of organization or form of statutory trust; (v) approval of the merger or consolidation of PBHG Funds or any series or class of its shares of beneficial interest, with certain exceptions; and (vi) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

         Under the Operating Agreement, members of TS&W Small Cap Fund are entitled to vote only on matters not exclusively delegated to the managing member, including dissolving TS&W Small Cap Fund and appointing a managing member.

         DISSENTERS' RIGHTS

         Neither Delaware law nor the Declaration of Trust confers upon PBHG Funds' shareholders appraisal or dissenter's rights.

         Neither Virginia law, the Operating Agreement, nor the Agreement confers upon TS&W Small Cap Fund's unitholders appraisal or dissenter's rights.

         AMENDMENTS TO ORGANIZATION DOCUMENTS

         Consistent with Delaware law, the trustees of PBHG Funds may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made (i) which repeals the limitations of personal liability of any shareholder without approval of the majority of shares of PBHG Funds voting thereon, or (ii) which diminishes or eliminates any voting rights pertaining to the shares of PBHG Funds without approval of two-thirds of the outstanding shares of PBHG Funds.

         Amendments to the Operating Agreement may be made only upon the written consent of a majority of the members of TS&W Small Cap Fund.

INFORMATION INCORPORATED BY REFERENCE

         For more information with respect to PBHG Funds and PBHG Small Cap Value Fund concerning the following topics, please refer to the current prospectus of PBHG Small Cap Value Fund attached as Appendix II as indicated:
(i) see the discussion "Fund Summaries - PBHG Small Cap Value Fund" for further information regarding PBHG Small Cap Value Fund performance and expenses; (ii) see the discussion "The Investment Adviser and Sub-Adviser" for further information regarding management of PBHG Small Cap Value Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                    OWNERSHIP OF TS&W SMALL CAP FUND SHARES

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who as of_________________, to the knowledge of TS&W, owned of record 5% or more of the outstanding shares of TS&W Small Cap Fund.


                               TS&W SMALL CAP FUND

                                                                      PERCENT
                                                                     OWNERSHIP
                               NUMBER OF SHARES       PERCENT          AFTER
       NAME AND ADDRESS              OWNED           OWNERSHIP    REORGANIZATION
       ----------------        ----------------      ---------    --------------




                                 LEGAL MATTERS

         Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of PBHG Small Cap Value Fund in connection with the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599. Certain legal matters concerning TS&W Small Cap Fund and its participation in the Reorganization will be passed upon by Hogan & Hartson, LLP, 111 S. Calvert Street, Baltimore, MD 21202.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statement and the exhibit relating thereto and annual reports which PBHG Funds has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current Prospectus and Statement of Additional Information for PBHG Small Cap Value Fund is Registration No. 811-04391. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

         PBHG Funds is subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds (including the Registration Statement of PBHG Funds relating to PBHG Small Cap Value Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds registrants that file electronically with the SEC.

                                ACTION REQUESTED

         You are being asked to approve the proposed combination of TS&W Small Cap Fund with PBHG Small Cap Value Fund pursuant to the Agreement and Plan of Reorganization described in this Proxy Statement/Prospectus as well as the Amendment to the Operating Agreement. TS&W recommends that you vote FOR both proposals.

                                                                     APPENDIX I

                            PBHG SMALL CAP VALUE FUND

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the ____ day of ________, 2003, by and between TS&W Small Cap Value Fund LLC, a Virginia limited liability company (the "Acquired Fund"), and PBHG Funds, a Delaware statutory trust ("PBHG Funds"), on behalf of PBHG Small Cap Value Fund, a separate series of PBHG Funds (the "Acquiring Fund"). (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund.")

         This Agreement is intended to effect the transfer of substantially all of the property, assets and goodwill of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, to be issued in the manner described in Section 1.1 below, followed by (i) the distribution by the Acquired Fund, on the Closing Date, as defined herein, of the shares of the Acquiring Fund received in the Reorganization to the unitholders of the Acquired Fund in the manner described in Section 1.3 below,
(ii) the cancellation of all of the outstanding units of the Acquired Fund,
(iii) the liquidation of the Acquired Fund, and (iv) the dissolution and termination of the Acquired Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The Reorganization is intended to qualify as a transfer to a controlled corporation described in Section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code") and Rev. Rul. 84-111, 1984-2 C.B. 88 (Situation 1). The Reorganization is intended to meet the requirements of Department of Labor Prohibited Transaction Class Exemption 97-41 ("PTE 97-41") and Prohibited Transaction Class Exemption 77-4 ("PTE 77-4").

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 On the Closing Date, the Acquired Fund shall transfer all of its property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in its Statement of Assets and Liabilities referred to in Section 8.2 hereof, to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Acquired Fund's books, and (b) cash or bank deposits in an amount necessary:
(i) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date, including any amounts due to holders of units of the Acquired Fund for unpaid dividends or otherwise; and (ii) to pay such contingent liabilities, if any, as Thompson, Siegel and Walmsley, Inc., the Managing Member of the Acquired Fund (the "Managing Member"), shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books. Any unspent portion of such cash or bank deposits retained shall be distributed by the Acquired Fund to its unitholders of record on the Closing Date (the "Acquired Fund Unitholders") upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets.")

         In exchange for the transfer of the Acquired Fund Net Assets, PBHG Funds shall deliver to the Acquired Fund, a number of the PBHG Class shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Acquired Fund Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein (the "Acquiring Fund Shares"). Such transactions shall take place on the Closing Date at the Closing Time. The Acquiring Fund shall not assume any liability of the Acquired Fund and the Acquired Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, the Acquiring Fund shall not be responsible for the liabilities, costs and expenses of the Acquired Fund, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1.

         1.2 The Acquired Fund shall not be restricted in the purchase or sale of any of its portfolio securities or otherwise restricted in the management of its investment portfolio, except as may be limited by the representations of the Acquired Fund as set forth in this Agreement.

         1.3 On the Closing Date, the Acquired Fund shall liquidate and distribute to the Acquired Fund Unitholders the shares of the Acquiring Fund received by the Acquired Fund pursuant to Section 1.1 hereof. (The date of the liquidation and distribution set forth in this Section 1.3 is referred to as the "Liquidation Date.") Each Acquired Fund Unitholder shall receive shares of the Acquiring Fund that have a total net asset value, as of the Closing Date, equal to the value of such Unitholder's pro rata share of Acquired Fund Net Assets, as of the Closing Date. In addition, each Acquired Fund Unitholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund units that are held by such Acquired Fund Unitholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc. ("DST Systems"), in its capacity as transfer agent for the Acquiring Fund, by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Unitholders and transferring to each such Acquired Fund Unitholder account the number of the Acquiring Fund Shares due each such Acquired Fund Unitholder from the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing shares of the Acquiring Fund in connection with such exchange.

         1.4 As soon as practicable following the Liquidation Date, the Acquired Fund shall take all steps necessary to terminate the existence of the Acquired Fund, including (a) the payment or other satisfaction of the Acquired Fund's remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1 hereof, and (b) the termination of the Acquired Fund's existence by the filing of a Certificate of Cancellation as required by the Virginia Limited Liability Company Act.

2.       VALUATION

         2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date unless on such date (a) the NYSE is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per Share of Acquiring Fund Shares shall be computed in accordance with Rule 17a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and the policies and procedures set forth in each of the then current Prospectus and Statement of Additional Information of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be computed to not fewer than three (3) decimal places. The value of Acquired Fund Net Assets shall be computed in accordance with Rule 17a-7 under the 1940 Act (using sources independent of the Acquiring Fund and the Acquired Fund), as determined in a single valuation for each asset, with all valuations performed in the same manner.

         2.2 In the event of a Market Disruption on the proposed Closing Date so that accurate calculation of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the net asset value per Share of the Acquiring Fund Shares to be issued in respect thereof, both as determined in accordance with Section 2.1 hereof.

         2.4 All computations of value regarding the net asset value of the Acquiring Fund Shares shall be made by Pilgrim Baxter & Associates, Ltd., the investment adviser to the Acquiring Fund ("Pilgrim Baxter"), in cooperation with PBHG Fund Services, the Acquiring Fund's administrator and SEI Financial Management Corporation, the Acquiring Fund's subadministrator ("SEI"). All computations of value of the Acquired Fund Net Assets shall be made by the Acquired Fund and the Managing Member; provided that, in the event of any disagreement between the Acquiring Fund and the Acquired Fund as to the computation of the value of the Acquired Fund Net Assets, the parties shall cooperate in good faith to resolve the disagreement, but the ultimate determination shall be made by the Acquiring Fund.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be July 25, 2003 or such earlier or later date as the parties may agree. The Closing Time shall be at 4:30 P.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP located at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree.

         3.2 At least seven (7) business days prior to the Closing Date, the Acquired Fund will provide the Acquiring Fund with a list of assets, including all portfolio securities, and a list of outstanding liabilities, costs and expenses. No later than five business days prior to the Closing Date, the custodian of the Acquiring Fund shall be given access to any portfolio securities of the Acquired Fund not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Fund to such custodian for the account of the Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by the Acquiring Fund or their custodian. Portfolio securities held of record by the Acquired Fund in book entry form shall be transferred to the Acquiring Fund by an appropriate officer of the Acquired Fund instructing its custodian to deliver such portfolio securities to the custodian of the Acquiring Fund for the account of the Acquiring Fund and by the custodian of the Acquired Fund executing such instructions through an appropriate clearing agency or as the Funds may otherwise agree.

         3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause such assets to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

         3.4 The Acquired Fund, shall deliver to the Acquiring Fund prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Unitholders and the number and aggregate net asset value of outstanding units of the Acquired Fund owned by each such Acquired Fund Unitholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of the Acquired Fund, as the case may be (the "Unitholder List"). DST Systems, in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Unitholder on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Unitholders' account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to each other Fund such bills of sale, checks, assignments, certificates, receipts, or other documents as each other Fund or its counsel may reasonably request.

4.       REPRESENTATIONS AND WARRANTIES OF THE MANAGING MEMBER AND THE ACQUIRED
         FUND

         The Acquired Fund, represents and warrants to PBHG Funds on behalf of the Acquiring Fund, as follows:

         4.1 The Acquired Fund is a limited liability company duly organized, validly existing and in "good standing" under the laws of the Commonwealth of Virginia and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Unitholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state, and local authorizations, consents and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

         4.2 The Acquired Fund is not an investment company within the meaning of Section 3(c)(1) of the 1940 Act.

         4.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund, subject to the approval of the Acquired Fund Unitholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         4.4 The Acquired Fund is not, and the execution, delivery, and performance of this Agreement by the Acquired Fund will not result, in violation of any provision of the Operating Agreement or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which the Acquired Fund is a party or by which it is bound.

         4.5 For each taxable year since the date of its formation that has ended on or before the date hereof or will have ended on or before the Closing Date, the Acquired Fund has been classified as a "partnership" within the meaning of Section 7701(a)(2) of the Code and has not been subject to federal corporate income tax as a "publicly traded partnership" within the meaning of
Section 7704(a) of the Code. Immediately before the Reorganization, no more than 25 percent of the value of the total assets of the Acquired Fund will be invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the total assets of the Acquired Fund will be invested in the stock and securities of 5 or fewer issuers ("the 25- and 50- percent tests"). For purposes of the preceding sentence, (i) all members of a controlled group of corporations (within the meaning of section 1563(a) of the Code) shall be treated as one "issuer"; (ii) the term "securities" includes obligations of State and local governments, commodity futures contracts, shares of regulated investment companies and real estate investment trusts, and other investments constituting a "security" within the meaning of the 1940 Act; (iii) "U.S. Government securities" (which term shall mean any security issued or guaranteed as to principal or interest by the United States or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing persons) will be included in the total assets of the Acquired Fund for purposes of the denominator of the 25- and 50-percent tests (unless the Government securities are acquired to meet the 25- and 50-percent tests); (iv) U.S. Government securities will not be treated as securities of an issuer for purposes of the numerator of the 25- and 50-percent tests; and (v) cash and cash items (including receivables) shall be excluded from the total assets of the Acquired Fund for purposes of the numerator and the denominator of the 25- and 50-percent tests.

         4.6 The financial statements of the Acquired Fund for the fiscal year ended December 31, 2002, which were audited by the Acquired Fund's independent accountants, (copies of which have been furnished to the Acquiring Fund), and any interim unaudited Financial Statements that the Acquired Fund may furnish to the Acquiring Fund prior to the Closing Date, present fairly the financial position of the Acquired Fund as of the dates indicated and the results of the Acquired Fund's operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

         4.7 The Offering Memorandum of the Acquired Fund, dated September 15, 2000, together with any other materials provided to prospective investors of the Acquired Fund, taken as a whole, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised or new Offering Memorandum of the Acquired Fund or any supplement thereto, shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         4.9 The Acquired Fund has furnished PBHG Funds with copies or descriptions of all agreements or other arrangements to which the Acquired Fund is a party. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Acquired Fund in accordance with their terms at or prior to the Closing Date.

         4.10 The Acquired Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, the Acquired Fund shall advise PBHG Funds and PBHG Fund Services in writing of all of its known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

         4.11 Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

         4.12 At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

         4.13 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Unitholders, full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto, or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

         4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

         4.15 The Combined Proxy Statement/Prospectus of the Funds referred to in Section 6.7 hereof ("Proxy Statement/Prospectus") and any supplement or amendment thereto, on the effective and clearance dates of the Form N-14 Registration Statement, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus relates to the Acquired Fund or to the transactions contemplated by this Agreement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.

         4.16 The Acquired Fund is authorized to issue one class of units. All of the issued and outstanding units of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding units of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Unitholder List.

         4.17 All of the issued and outstanding units of the Acquired Fund have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such units, except as may have been previously disclosed in writing to PBHG Funds and PBHG Fund Services.

         4.18 The Acquired Fund is not under the jurisdiction of a court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, and the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization will not be used to satisfy any indebtedness of the Acquired Fund.

         4.19 The information to be furnished by the Acquired Fund for use in preparing any application for orders, the Form N-14 Registration Statement referred to in Section 6.7 hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

         4.20 The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

         4.21 None of the stock transferred by the Acquired Fund is "Section 306 stock" within the meaning of Section 306(c) of the Code. Neither the Acquired Fund nor any group of the Acquired Fund Unitholders controls (within the meaning of Section 304(c) of the Code) a corporation the stock of which is held by the Acquired Fund and will be transferred to the Acquiring Fund in the Reorganization.

         4.22 Since its formation, (a) the Acquired Fund has never been engaged in a trade or business and has engaged only in investment activities for its own account; (b) the Acquired Fund has never owned an interest in another entity that has been treated as a partnership for federal income tax purposes; and (c) substantially all of the assets (by value) of the Acquired Fund have always consisted of cash; stock of a corporation; notes, bonds, debentures, or other evidences of indebtedness; interest rate, currency, or equity notional principal contracts; foreign currencies; interests in or derivative financial instruments (including options, forward or futures contracts, short positions, and similar financial instruments) in any of the foregoing types of assets or in any commodity traded on or subject to the rules of a board of trade or commodity exchange; or any combination of the foregoing types of assets.

         4.23 The Acquired Fund has not made an election under Section 754 of the Code.

         4.24 As of the Closing Date, all assets of the Acquired Fund, other than cash and bank deposits, will be securities for which market quotations are readily available.

         4.25 The Acquired Fund covenants that as of the Closing Date, any Unitholder that is (i) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and that is subject to Part 4 of Title I of ERISA, or (ii) a "plan" as defined in and subject to Section 4975 of the Code, shall have received the advance notice and disclosure described in Section II (e) of PTE 97-41 and, to the best of the Acquired Fund's knowledge, shall have approved of the Reorganization in the manner described in Section II(f) of PTE 97-41.

         4.26 The Managing Member is an investment adviser registered under the Investment Advisers Act of 1940 and not subject to any order of suspension.

5.       REPRESENTATIONS AND WARRANTIES OF PBHG FUNDS AND THE ACQUIRING FUND

         PBHG Funds, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

         5.1 PBHG Funds is a statutory trust duly organized, validly existing, and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. PBHG Funds has all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

         5.2 PBHG Funds is a registered investment company classified as a management company of the open-end diversified type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a separate series of PBHG Funds for purposes of the 1940 Act.

         5.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of PBHG Funds' Board of Trustees, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of PBHG Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         5.4 PBHG Funds is not, and the execution, delivery and performance of this Agreement by PBHG Funds will not result, in violation of any provisions of PBHG Funds' Agreement and Declaration of Trust, as amended from time to time (the "Declaration of Trust") or By-Laws or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which PBHG Funds or the Acquiring Fund is a party or by which it is bound.

         5.5 The Prospectus of the Acquiring Fund, and its Statement of Additional Information, each as amended or supplemented, in effect on the Closing Date shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5.6 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Funds or the Acquiring Fund or any of their properties or assets. PBHG Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. PBHG Funds and the Acquiring Fund are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

         5.7 The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.

         5.8 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of PBHG Funds and the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished or extensions concerning such tax returns and reports shall have been obtained, and all federal, state and other taxes, interest and penalties, shall have been paid so far as due, or adequate provision shall have been made on PBHG Funds and the Acquiring Fund's books for the payment thereof, and to the best of PBHG Funds' and the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

         5.9 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or PBHG Funds of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act of 1933 (the "1933 Act"), the 1940 Act, or as may otherwise be required under federal and state securities laws or the rules and regulations thereunder.

         5.10 The Form N-14 Registration Statement and the Proxy Statement/Prospectus referred to in Section 6.7 hereof (other than the portions of such documents based on information furnished by the Acquired Fund or its Managing Member for inclusion or incorporation by reference therein as covered by the Acquired Fund's warranty in Sections 4.15 and 4.19 hereof), and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

         5.11 Any issued and outstanding shares of beneficial interest of the Acquiring Fund at the Closing Date shall be duly and validly issued and outstanding, fully paid and nonassessable.

         5.12 Any issued and outstanding shares of beneficial interest of the Acquiring Fund at the Closing Date shall have been offered for sale and sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares, except as may previously have been disclosed in writing to the Acquired Fund and the Managing Member.

         5.13 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund, will be fully paid and nonassessable by PBHG Funds, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect thereto.

         5.14 All information to be furnished by PBHG Funds to the Acquired Fund for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

         5.15 There is no plan or intention on the part of PBHG Funds to redeem or otherwise reacquire any shares of the Acquiring Fund issued in the Reorganization, other than in the normal course of business operations as an open-end investment company to the extent required by the 1940 Act.

         5.16 The Acquiring Fund will remain in existence and retain and use the property transferred to it in the Reorganization in its business as an open-end investment company operating under the 1940 Act.

         5.17 There is no plan or intention by the Acquiring Fund to dispose of the property transferred in the Reorganization other than in the normal course of its business as an open-end investment company operating under the 1940 Act.

         5.18 The Acquiring Fund will not be a "personal service corporation" within the meaning of Section 269A of the Code.

         5.19 The Acquiring Fund will elect to be treated as a "regulated investment company" ("RIC") within the meaning of Part I of Subchapter M of Subtitle A of the Code and Section 1.351-1(c)(1)(ii)(a) of the Income Tax Regulations, will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs and will be treated as a separate corporation under Section 851(g) of the Code.

         5.20 The Acquiring Fund will ensure that the quality and level of risks of assets that will be held by the Acquiring Fund after the Reorganization will be substantially identical to the quality and level of risks of the assets transferred by the Acquired Fund in the Reorganization. For purposes of this representation, determination of the quality and level of risks has been made by taking into account and comparing, among other things, each fund's assets' relative values, nature and mix. Further, if the Acquiring Fund promptly acquires assets with any cash transferred in connection with the Reorganization, the acquired assets are deemed transferred for purposes of this representation, and such transferred cash is not taken into account as a transferred asset.

         5.21 The Acquiring Fund has no plan or intention to depart in any way from the investment strategy or practice of the Acquired Fund. For purposes of this representation, each Acquired Fund's investment practice is determined by taking into account, among other things, the relative values, nature and mix of assets in its asset portfolio historically and immediately before the proposed transfer.

         5.22 As of the Closing Date, the Acquiring Fund will not be under any obligation or binding commitment to issue additional shares to any person, except that the Acquiring Fund will issue additional shares for cash in the ordinary course of its business as an open-end investment company operating under the 1940 Act from and after the Closing Date.

6.       MUTUAL COVENANTS, REPRESENTATIONS AND WARRANTIES

         6.1 Except as expressly contemplated herein to the contrary, each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto: (i) the Managing Member shall seek to obtain written consents from the Acquired Fund Unitholders pursuant to Section 7.1.3 of the Operating Agreement, and in the case of the Acquired Fund Unitholders that are employee benefit plans under ERISA or plans subject to Code Section 4975, and pursuant to PTE 97-41, approving this Agreement and the transactions contemplated hereby,
(ii) subject to approval of the LLC Amendment (as hereinafter defined), the Acquired Fund shall compel the withdrawal from the Acquired Fund of each Acquired Fund Unitholder that does not consent to the Reorganization, and (iii) the Acquired Fund shall take all other reasonable actions necessary to obtain approval of the transactions contemplated herein.

         6.3 To the best knowledge of the Acquired Fund and to the actual knowledge of the Acquiring Fund (without inquiry), the Acquired Fund Unitholders do not have any present plan to dispose of the Acquiring Fund Shares received in connection with the Reorganization and the Acquired Fund covenants that it will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Unitholders as contemplated in Section 1.3 hereof.

         6.4 The Acquired Fund shall provide such information within its possession or reasonably obtainable as PBHG Funds or PBHG Fund Services may reasonably request concerning the beneficial ownership of the Acquired Fund units.

         6.5 Subject to the provisions of this Agreement, PBHG Funds and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

         6.6 The Acquired Fund shall furnish to PBHG Funds on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Managing Member.

         6.7 PBHG Funds, with the cooperation of the Acquired Fund and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy Statement/Prospectus and an opinion of counsel to the Acquired Fund as to the material federal income tax consequences to Acquired Fund Unitholders if the Reorganization takes place in the manner described in this Agreement, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the solicitation of written consents from the Acquired Fund Unitholders seeking the approval of this Agreement as contemplated herein and transactions contemplated hereunder. PBHG Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. The Acquired Fund shall provide PBHG Funds with all information about it that is necessary to prepare the pro forma financial statements. PBHG Funds and the Acquired Fund shall cooperate with each other and shall furnish each other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

         6.8 Each of the Acquired Fund and PBHG Funds, on its own behalf, and in the case of PBHG Funds on behalf of the Acquiring Fund, as appropriate, represents and warrants to the other as follows:

                       (a) No stock or securities will be issued for services
                           rendered to or for the benefit of the Acquiring Fund in connection with the Reorganization.

                       (b) No stock or securities will be issued for
                           indebtedness of the Acquiring Fund that is not evidenced by a security or for interest on indebtedness of the Acquiring Fund which accrued on or after the beginning of the holding period of the Acquired Fund for the debt.

                       (c) No income items, such as accounts receivable or
                           commissions due, are being transferred to the Acquiring Fund in the Reorganization.

                       (d) No patents, patent applications, copyrights,
                           franchises, trademarks, trade names, technical "know-how" or agreements to provide technical "know-how" will be transferred in the Reorganization.

                       (e) The Reorganization is not the result of the
                           solicitation by a promoter, broker or investment house.

                       (f) Neither the Acquired Fund nor the Acquired Fund
                           Unitholders, nor any person acquiring shares of the Acquiring Fund pursuant to an offering of such shares will retain any rights in the property transferred to the Acquiring Fund other than through ownership of shares of the Acquiring Fund.

                       (g) No debt of the Acquired Fund that is being assumed by
                           the Acquiring Fund (or to which the assets of the Acquired Fund that are being transferred are subject) was incurred to acquire stock.

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                       (h) The adjusted basis and the fair market value of the
                           assets to be transferred by the Acquired Fund to the Acquiring Fund will, in each instance, be equal to or exceed the sum of the liabilities to be assumed by the Acquiring Fund plus any liabilities to which the transferred assets are subject.

                       (i) The liabilities of the Acquired Fund to be assumed by
                           the Acquiring Fund were incurred in the ordinary course of business and are associated with the assets to be transferred.

                       (j) There is no indebtedness between the Acquiring Fund
                           and the Acquired Fund and there will be no indebtedness created in favor of the Acquired Fund or the Acquired Fund Unitholders as a result of the Reorganization.

                       (k) The transfers and exchanges in the Reorganization
                           will take place pursuant to this Agreement and all exchanges with respect to the Reorganization will occur on approximately the same date.

                       (l) Taking into account any issuance of additional shares
                           of the Acquiring Fund; any issuance of shares for services; the exercise of any rights, warrants, or subscriptions relating to the shares; a public offering of shares of the Acquiring Fund other than the offering described herein; and the sale, exchange, transfer by gift, or other disposition of any of the shares of the Acquiring Fund to be received in the exchange, the Acquired Fund will be in "control" of the Acquiring Fund within the meaning of Section 368(c) immediately after the transfer of assets of the Acquired Fund described in Section 1.1 of this Agreement.

                       (m) The Acquired Fund will receive shares of the
                           Acquiring Fund equal to the fair market value of the Acquired Fund Net Assets, as determined pursuant to Sections 2.1 and 2.3.

                       (n) The Managing Member will pay directly the expenses of
                           the Acquired Fund, and the Acquiring Fund will pay its own expenses, if any, incurred in connection with the Reorganization, whether or not the transactions contemplated hereby are consummated. The Acquired Fund Unitholders shall not, directly or indirectly, pay any of the expenses in connection with the transactions contemplated hereby.

         6.9 After the Closing, the Managing Member shall deliver to each Acquired Fund Unitholder that is an ERISA-regulated employee benefit plan, or a plan subject to Code Section 4975, the information required under Sections II
(g) and II (h) of PTE 97-41, in the time and manner prescribed under Sections II
(g) and II (h).

         6.10 PBHG Funds, on behalf of the Acquiring Fund and the Acquired Fund shall seek an order of the Securities & Exchange Commission (the "Commission"), pursuant to Section 17(b) of the 1940 Act, exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act (the "Order").

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund hereunder shall be subject to the following conditions precedent:

         7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of PBHG Funds in the manner required by PBHG Funds' Declaration of Trust and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Unitholders in the manner required by the Operating Agreement, the requirements of PTE 97-41 and applicable law.

         7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the date of this Agreement. For purposes of this Section 7.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

         7.3 All representations and warranties of PBHG Funds and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

         7.4 PBHG Funds and the Acquiring Fund shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

         7.5 PBHG Funds shall have furnished the Acquired Fund at the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4 and 7.9 hereof have been fulfilled.

         7.6 The Acquired Fund shall have received an opinion or opinions of counsel to PBHG Funds, in form reasonably satisfactory to the Acquired Fund or its counsel, and dated as of the Closing Date, to the effect that:

                       (a) PBHG Funds is a statutory trust validly existing
                           under the Delaware Statutory Trust Act;

                       (b) the shares of the Acquiring Fund to be delivered to
                           the Acquired Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by PBHG Funds, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof;

                       (c) this Agreement has been duly authorized, executed and
                           delivered by PBHG Funds and represents a valid and binding contract of PBHG Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification;

                       (d) the execution and delivery of this Agreement did not,
                           and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of PBHG Funds;

                       (e) to the knowledge of such counsel, no consent,
                           approval, authorization or order of any court or governmental authority is required for the consummation by PBHG Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and

                       (f) PBHG Funds is an open-end management investment
                           company and registered as an investment company under the 1940 Act and the Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect.

                  Such opinion:

                           (i) shall state that while such counsel have not
                               verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to PBHG Funds and the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to PBHG Funds and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                          (ii) shall state that such counsel does not express
                               any opinion or belief as to the
                               financial statements, other financial data, statistical data or information relating to PBHG Funds or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement;

                         (iii) may rely on the opinion of other counsel to the
                               extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Acquired Fund; and

                          (iv) shall state that such opinion is solely for the
                               benefit of the Acquired Fund and its Managing Member.

         7.7 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Acquired Fund, contemplated by the SEC.

         7.8 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

         7.9 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         7.10 The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.

         7.11 The Acquired Fund shall have received from PBHG Funds all such documents which the Acquired Fund or its counsel may reasonably request.

         7.12 DST Systems, Inc., in its capacity as transfer agent for the Acquiring Fund, shall issue and deliver to the Acquired Fund a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Unitholders on the books of the Acquiring Fund.

         7.13 At the Closing Date, the registration of PBHG Funds with the SEC with respect to the Acquiring Fund will be in full force and effect.

         7.14 The Order shall have been issued by the Commission.

         7.15 The amendment to Section 5.6 of the Operating Agreement as described in the Proxy Statement/Prospectus (the "LLC Amendment") shall have been approved by the Acquired Fund Unitholders in the manner required by the Operating Agreement, the requirements of PTE 97-41 and applicable law.

         7.16 The Acquired Fund shall have received an opinion of its counsel, in form reasonably satisfactory to it and substantially to the effect that, on the basis of facts, representations and assumptions referenced in such opinion that are reasonably consistent with the state of facts existing at the Closing
Date:

                       (a) no gain or loss will be recognized by the Acquired
                           Fund as a result of the transfer of the Acquired Fund Net Assets to the Acquiring Fund;

                       (b) the Acquired Fund's basis in the Acquiring Fund
                           Shares will equal the basis of the Acquired Fund Net Assets exchanged therefor, reduced by the sum of the liabilities (if any) assumed by Acquiring Fund in the Reorganization or to which the Acquiring Fund Net Assets are subject;

                       (c) the Acquired Fund's holding period in the Acquiring
                           Fund Shares will include the period during which the Acquired Fund held the Acquired Fund Net Assets, provided that the Acquired Fund Net Assets are held as capital assets as of the Closing Date;

                       (d) the Acquired Fund will recognize no gain or loss on
                           the distribution of the Acquiring Fund Shares to the Acquired Fund Unitholders in liquidation of the Acquired Fund;

                       (e) no Acquired Fund Unitholder will recognize gain or
                           loss on the distribution of Acquiring Fund Shares by the Acquired Fund to such Acquired Fund Unitholder;

                       (f) the basis of the Acquiring Fund Shares received by an
                           Acquired Fund Unitholder will be equal to the adjusted basis of such Acquired Fund Unitholder's Acquired Fund Units as of the Liquidation Date, reduced by any cash distributed in liquidation of the Acquired Fund;

                       (g) the holding period of the Acquiring Fund Shares
                           received by an Acquired Fund Unitholder in liquidation of the Acquired Fund will include the period described in clause (c) of this Section 6.11 during which the Acquired Fund is treated as having held such Acquiring Fund Shares;

                       (h) no gain or loss will be recognized by the Acquiring
                           Fund on the receipt of Acquired Fund Net Assets in exchange for the issuance of Acquiring Fund Shares;

                       (i) Acquiring Fund's basis in the Acquired Fund Net
                           Assets will equal the basis of the Acquired Fund Net Assets in the hands of the Acquired Fund immediately before the Reorganization; and

                       (j) Acquiring Fund's holding period in the Acquired Fund
                           Net Assets will include the holding period of the Acquired Fund Net Assets in the hands of the Acquired Fund immediately before the Reorganization.

                  In rendering such opinion, counsel may request and rely upon representations contained in the certificates of officers of the Acquired Fund and the Acquiring Fund and others, and the Acquired Fund and the Acquiring Fund shall use their best efforts to make available such truthful certificates.

8.      CONDITIONS PRECEDENT TO OBLIGATIONS OF PBHG FUNDS AND THE ACQUIRING FUND

         The obligations of PBHG Funds and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

         8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Unitholders that represent more than 50% of the aggregate value of the outstanding interests in the Acquired Fund, and the termination of the Acquired Fund shall have been approved in the manner required by the Operating Agreement and applicable law.

         8.2 The Acquired Fund shall have furnished PBHG Funds with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Closing Date, certified on the Acquired Fund's behalf by its Managing Member. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Fund and that will be transferred by the Acquired Fund to the Acquiring Fund, and corresponding dates of acquisition, tax costs, and holding periods as of the Closing Date and a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

         8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, a decline in the net asset value of the Acquired Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

         8.4 All representations and warranties of the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

         8.5 The Acquired Fund and Managing Member shall have performed and complied in all material respects with each of their obligations, agreements and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

         8.6 The Acquired Fund shall have furnished PBHG Funds at the Closing Date with a certificate or certificates, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5 and 8.12 hereof have been fulfilled.

         8.7 The Acquired Fund shall have duly executed and delivered to PBHG Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PBHG Funds may deem necessary or desirable to transfer all of the Acquired Fund's right, title and interest in and to the

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Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which PBHG Funds may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

         8.8 PBHG Funds shall have received an opinion or opinions of counsel to the Acquired Fund, in form reasonably acceptable to PBHG Funds and its counsel, and dated as of the Closing Date, to the effect that:

                       (a) the Acquired Fund is a limited liability company duly
                           organized and validly existing under the laws of the Commonwealth of Virginia;

                       (b) the units of the Acquired Fund issued and outstanding
                           at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund;

                       (c) this Agreement and the Transfer Documents have been
                           duly authorized, executed and delivered by the Acquired Fund and represent valid and binding contracts of the Acquired Fund, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification;

                       (d) the execution and delivery of this Agreement did not,
                           and the consummation of the transactions contemplated by this Agreement will not on the date hereof, violate the Operating Agreement of the Acquired Fund;

                       (e) to the knowledge of such counsel, no consent,
                           approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations;

                       (f) the Acquired Fund is not an investment company within
                           the meaning of Section 3(c)(1) of the 1940 Act; and

                       (g) to the extent the registration requirements of the
                           Securities Act of 1933, as amended, are applicable thereto, the issuance and sale by the Acquired Fund of units of membership interest was exempt from registration or qualification thereunder.

                  Such opinion:

                           (i) shall state that while such counsel have not
                               verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Acquired Fund with the Managing Member of the Acquired Fund and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                          (ii) shall state that such counsel does not express
                               any opinion or belief as to the financial statements, other financial data, statistical data or any information relating to the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement;

                         (iii) may rely upon the opinion of other counsel to
                               the extent set forth in the opinion, provided such other counsel is reasonably acceptable to PBHG Funds; and

                          (iv) shall state that such opinion is solely for the
                               benefit of PBHG Funds and its Board of Trustees and officers.

         8.9 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets which the Acquiring Fund may not properly acquire.

         8.10 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of PBHG Funds, contemplated by the SEC.

         8.11 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by counsel to PBHG Funds or another person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

         8.12 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.13 The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.

         8.14 The Acquired Fund, shall have furnished to PBHG Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Unitholders and the number and percentage ownership of each Acquired Fund units owned by each such unitholder as of the close of regular trading on the NYSE on the Closing Date, certified by the Acquired Fund's Managing Member.

         8.15 The Order shall have been issued by the Commission and the Reorganization shall have met the requirements of PTE 97-41 and PTE 77-4.

         8.16 The PBHG Funds shall have received an opinion of counsel to the Acquired Fund addressed to the PBHG Funds in form reasonably satisfactory to it and dated as of the Closing Date, with respect to matters specified in Section
7.16 hereof.

9.       FINDER'S FEES AND OTHER EXPENSES

         9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

         9.2 The Managing Member shall pay directly the expenses of the Acquired Fund and the Acquiring Fund will pay its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Funds agree that neither of the Funds has made any representation, warranty or covenant not set forth herein or referred to in Sections 4, 5 and 6 hereof, and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements and undertakings relating to the matters provided for herein.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by the Acquired Fund of any such representation, warranty or covenant, (i) the Acquired Fund, until the time of its liquidation and termination and only to the extent it is permissible under ERISA and would not give rise to any ERISA violation, and (ii) the Managing Member, jointly and severally shall be liable to PBHG Funds and the Acquiring Fund for any such breach.

11.      TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, either PBHG Funds or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

                       (a) a material breach by the other of any representation,
                           warranty or agreement contained herein to be performed at or prior to the Closing Date; or

                       (b) a condition precedent to the obligations of either
                           has not been met and which reasonably appears will not or cannot be met.

         11.2 In the event of any such termination, there shall be no liability for damages on the part of either the Acquired Fund or PBHG Funds, or in the case of the PBHG Funds, its Boards of Trustees or officers, and in the case of the Acquired Fund, its officers or its Managing Member, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 6.9(n) hereof.

12.      INDEMNIFICATION

         12.1 PBHG Funds and the Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, its Managing Member and their respective officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of PBHG Funds and the Acquiring Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by PBHG Funds and the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that PBHG Funds and the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Funds and/or the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

         12.2 The Managing Member shall indemnify, defend and hold harmless the Acquiring Fund, PBHG Funds, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of the Managing Member and the Acquired Fund (if the Acquired Fund still exists), arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that the Managing Member shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the Managing Member and/or the Acquired Fund or about the transactions contemplated by this Agreement made in the Form N14 Registration Statement or any Application.

         12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

         Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

         12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13.      LIABILITY OF PBHG FUNDS

         13.1 Each party acknowledges and agrees that all obligations of PBHG Funds under this Agreement are binding only with respect to the Acquiring Fund; that any liability of PBHG Funds under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other series of PBHG Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by an authorized officer of PBHG Funds and the Acquired Fund; provided, however, that following the solicitation of written consents from the Acquired Fund Unitholders pursuant to Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Unitholders under this Agreement to the detriment of such unitholders without their further approval, provided that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Fund:

Thompson, Siegel & Walmsley, Inc.
Attention:  Lawrence Gibson
5000 Monument Avenue
Richmond, VA  23230

with copies to:

Hogan & Hartson, L.L.P.
Attention:  Henry D. Kahn
111 South Calvert Street
Suite 1600
Baltimore, MD  21202

If to the Acquiring Fund:

PBHG Funds
c/o Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive
Wayne, PA  19087-5593
Attention:  John M. Zerr, Esq.

with copies to:

William H. Rheiner
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA  19103-7599

16.      FAILURE TO ENFORCE

         The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         17.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, to the extent not preempted by federal law.

         17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         17.5 It is expressly understood and agreed that the obligations of the Managing Member, the Acquired Fund and PBHG Funds under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Trustees or Directors, shareholders, members, nominees, officers, agents or employees individually, but bind only the respective assets of the Managing Member, Acquiring Fund and, to the extent permissible under ERISA, the Acquired Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Managing Member and its seal to be affixed thereto and attested by its Secretary.


Attest:                                  TS&W SMALL CAP VALUE FUND LLC

                                         By:  Thompson, Siegel & Walmsley, Inc.,
                                                  its Managing Member


-------------------------------------    ---------------------------------------
             , Secretary                 Lawrence E. Gibson
                                         Senior Vice President


Attest:                                  PBHG FUNDS, on behalf of PBHG Small Cap
                                         Value Fund


-------------------------------------    ---------------------------------------
John M. Zerr, Secretary                  Gary L. Pilgrim
                                         President


         Thompson, Siegel & Walmsley, Inc. hereby joins in this Agreement and agrees to be jointly and severally liable with the TS&W Small Cap Value Fund, LLC with respect to the matters described in Sections 10.2 and 12.


Attest:                                  THOMPSON, SIEGEL & WALMSLEY, INC.



By:                                      By:
-------------------------------------    ---------------------------------------

Name:                                    Name:
-------------------------------------    ---------------------------------------

Title:                                   Title:
-------------------------------------    ---------------------------------------

                              PBHG FUNDS PROSPECTUS
                                 JUNE ___, 2003

                            PBHG SMALL CAP VALUE FUND

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

PBHG Prospectus -- 6/03
An Introduction to the PBHG Funds(R)
and this Prospectus

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class and Advisor Class Shares of the Fund listed on the cover. The Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

The Fund offered by this Prospectus is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Fund also may not be suitable for investors who require regular income or stability of principal.

INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for the Fund. Pilgrim Baxter has retained Thompson, Siegel & Walmsley, Inc. ("TS&W") as sub-adviser to assist in managing the Fund. For information about the sub-adviser, see page ___ of the Prospectus.

This Prospectus contains important information you should know before investing in the Fund and as a shareholder in the Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE

PBHG Small Cap Value Fund......................................................1
More About the Fund............................................................2
Our Investment Strategies......................................................3
Risks and Returns..............................................................3
The Investment Adviser & Sub-Adviser...........................................7
The Investment Adviser.........................................................7
The Sub-Adviser................................................................8
Your Investment................................................................8
Pricing Fund Shares............................................................8
Buying Shares..................................................................9
Selling shares.................................................................9
General Policies..............................................................10
Distribution and taxes........................................................14
Financial highlights..........................................................16

PBHG Small Cap Value Fund

Goal

      The Fund seeks to provide investors with long term growth of capital.

Main Investment Strategies

      Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of the ________, 2003 reconstitution, the market capitalization range of the Russell 2000(R) Value Index was $_______ million to $________ billion. The size of the companies in thE Russell 2000(R) Value Index and those on which TS&W intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

Main Investment Risks

      The value of your investment in the Fund may go down, which means you could lose money.

      The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

      The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

      Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

      Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

      Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

      For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page __.

Performance Information

Performance information is not presented since the Fund is new.

Fees and Expenses

      This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

Fees and Expenses Table

                                                      PBHG Class   Advisor Class
Shareholder Fees
(fees paid directly from your investment)             None         None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                       _______      _____
Distribution and/or Service (12b-1) Fees              None         0.25%
Other Expenses*                                       _______      _____
Total Annual Operating Expenses                       _______      _____

* Other Expenses are based on estimated amounts for the current fiscal year.

Example

      This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost Over
                                   1 Year               3 Years
 PBHG Class

Advisor Class

More About the Fund

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Fund employs other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

Our Investment Strategies

PBHG Small Cap Value Fund

TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W's decision to sell a security depends on many factors. Generally speaking, however, TS&W considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of TS&W's performance expectations.

The Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit the Fund's losses, they can prevent the Fund from achieving its investment goal.

The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Risks and Returns

Equity Securities

Shares representing ownership or the right to ownership in a corporation. The Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

Potential Risks

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or equity services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Potential Returns

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

Policies to Balance Risk and Return

TS&W focuses its active management on securities selection, the area it believes its investment methodologies can most enhance the Fund's performance.

TS&W maintains a long-term investment approach and focuses on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.

Under normal circumstances, the Fund intends to remain fully invested, with at least 80% of its assets in equity securities.

Value Securities

Equity securities that TS&W believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

Potential Risks

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in the Fund may never reach what TS&W believes are their full value and may even go down in price.

Potential Returns

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

Policies to Balance Risk and Return

See Equity Securities.

In managing the PBHG Small Cap Value Fund, TS&W uses its own research, computer models and measures of value.

TS&W considers selling a security when its share price reaches TS&W's estimate of its intrinsic value.

Foreign Equity Securities

Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

Potential Risks

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Fund.

Potential Returns

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

Policies to Balance Risk and Return

In managing the PBHG Small Cap Value Fund, TS&W seeks to invest in companies that have experienced some fundamental changes and are intrinsically undervalued by the investment community in those countries with the best investment opportunities.

PBHG Small Cap Value Fund may invest up to [15]% of its total assets in foreign securities.

Money Market Instruments

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

Potential Risks

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

Potential Returns

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

Policies to Balance Risk and Return

The Fund only invests in money market instruments for temporary defensive or cash management purposes.

Small and medium sized company securities

Potential Risks

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.

Potential Returns

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Policies to Balance Risk and Return

See Equity Securities/Value Securities.

Over-The-Counter ("OTC") securities

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

Potential Risks

OTC securities are not traded as often as securities listed on an exchange. So, if the Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

Potential Returns

Increases the number of potential investments for the Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

Policies to Balance Risk and Return

TS&W uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance the Fund's performance.

Illiquid securities

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price the Fund has valued them.

Potential Risks

The Fund may have difficulty valuing these securities precisely.

The Fund may be unable to sell these securities at the time or price it desires.

Potential Returns

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

Policies to Balance Risk and Return

The Fund may not invest more than 15% of its net assets in illiquid securities.

Derivatives

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

Potential Risks

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

Potential Returns

Derivatives may be used for a variety of purposes, including:

o     To reduce transaction costs;

o     To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o     To enhance returns; and

o To protect the Fund's investments against changes resulting from market conditions (a practice called "hedging").

Policies To Balance Risk and Return

The Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent the Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When the Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

The Investment Adviser & Sub-Adviser

The Investment Adviser

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for the Fund. Founded in 1982, Pilgrim Baxter managed over $___ billion in assets as of March 31, 2003 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter oversees the investment decisions made by TS&W as sub-adviser for PBHG Small Cap Value Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-adviser and establishes policies that Pilgrim Baxter and the sub-adviser must follow in their day-to-day investment management activities.

For its services to the Fund, Pilgrim Baxter will receive, on an annual basis, a fee of ___% of the Fund's average daily net assets.

The Sub-Adviser

Thompson, Siegel & Walmsley, 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the PBHG Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $___ billion in assets as of _______, 2003.

The sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of the Fund.

The Portfolio Manager

PBHG Small Cap Value Fund

Frank H. Reichel, III is the portfolio manager of the PBHG Small Cap Value Fund. Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August, 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

Your Investment

Pricing Fund Shares

The Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. If the Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when its shares are not available for purchase or sale.

Net Asset Value (NAV)

The price of the Fund's shares is based on that Fund's net asset value (NAV). The Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Fund shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time). Fund shares are not priced on days that the New York Stock Exchange is closed.

Buying Shares

You may purchase shares of the Fund directly through the Fund's transfer agent. The price per share you will pay to invest in the Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. The Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. The Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's Board of Trustees may use another method that it believes reflects fair value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. You may also purchase shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses. For more complete IRA information, consult a PBHG Shareholder Services Representative or a tax advisor.

Minimum Investments
                                                  Initial             Additional
Regular accounts                                  $ 2,500             no minimum
        Uniform Gifts/Transfer to
           Minor Accounts                         $   500             no minimum
Traditional IRAs                                  $ 2,000             no minimum
Roth IRAs                                         $ 2,000             no minimum
Coverdell Education Savings Accounts              $   500             no minimum
Systematic Investment                             $   500                    $25
   Plans(1)(SIP)

(1) Provided a SIP is established, the minimum initial investment for the Fund is $500 along with a monthly systematic investment of $25 or more.

Selling shares

You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected up to 15 days from the date of purchase. You may also sell shares of the Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

Limitations on selling shares by phone

Proceeds
Sent by                  Minimum                 Maximum

Check                    no minimum              $50,000 per day

Wire*                    no minimum              no maximum

ACH                      no minimum              no maximum

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees.

These include:

o     Redemptions in excess of $50,000

o     Requests to send proceeds to a different address or payee

o Requests to send proceeds to an address that has been changed within the last 30 days

o     Requests to wire proceeds to a different bank account

A signature guarantee helps to protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

General Policies

o     The Fund may reject or suspend acceptance of purchase orders.

o The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page __. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your house hold, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.pbhgfunds.com).

Exchanges Between Funds

You may exchange some or all PBHG Class Shares of the Fund for PBHG Class Shares of any other PBHG Fund that has PBHG Class Shares. PBHG Class Shares of the Fund may not be exchanged for Advisor Class Shares. Please note, however, that exchanges into the PBHG Limited Fund may be made only by investors who are current shareholders of that Fund, as it is currently closed to new investors. Exchanges into the PBHG New Opportunities Fund may be made only by persons who were shareholders on or before November 12, 1999, the day this Fund closed to new investors.

You may exchange some or all Advisor Class Shares of the Fund for Advisor Class Shares of any other PBHG Fund that has Advisor Class Shares. Advisor Class Shares may not be exchanged for PBHG Class Shares.

Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent. There is currently no fee for exchanges; however, the Fund may change or terminate this privilege on 60 days' notice. Please note that exchanges into the PBHG Cash Reserves Fund (which is not offered by this prospectus) from another PBHG Fund may be made only four (4) times a year.

To open an account
In Writing
Complete the application.
Mail your completed application
and a check to:
PBHG Funds

P.O. Box 219534
Kansas City, Missouri  64121-9534

By Telephone

Call us at 1-800-433-0051 to receive an account application and receive an account number.

Wire

Have your bank send your investment to:

o     United Missouri Bank of Kansas City, N.A.

o     ABA # 10-10-00695

o     Account # 98705-23469 o Fund name

o     Your name

o     Your Social Security or tax ID number

o     Your account number

Return the account application.

By Automated Clearing House (ACH)
Currently you may not open an account through ACH

Via the Internet

o     Visit the PBHG Funds website at http://www.pbhgfunds.com.

o     Enter the "Open An Account" screen and follow the instructions.

To add to an account

Fill out an investment slip:
Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

Wire

Have your bank send your investment to:

o     United Missouri Bank of Kansas City, N.A.

o     ABA # 10-10-00695

o     Account # 98705-23469

o     Fund name

o     Your name

o     Your Social Security or tax ID number

o     Your account number

By Automated Clearing House (ACH)

o     Complete the bank information section on the account application.

o     Attach a voided check or deposit slip to the account application.

o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via the Internet

o     Complete the bank information section on the account application.

o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

To sell shares

By Mail

Write a letter of instruction that includes:

o     your name(s) and signature(s)

o     your account number

o     the Fund name

o     the dollar amount your wish to sell

o     how and where to send the proceeds

If required, obtain a signature guarantee (see "Selling Shares")

Mail your request to:

PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

Systematic Withdraw Plan

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o     Complete the applicable section on the account application.

Note: You must maintain a minimum account balance of $5,000 or more.

By Telephone

Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051.

Note: sales from IRA accounts may not be made by telephone and must be made in writing.

ACH

o     Complete the bank information section on the account application.

o     Attach a voided check or deposit slip to the account application.

Note: sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Wire

Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

Via the Internet

o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

Distribution and taxes

The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Long-term capital gains tax rates are described in the table below.

A sale or exchange of the Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange the Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

Taxability of Distributions

            Type of Distribution        Tax rate for 15% bracket and      Tax rate for brackets higher
                                        lower                             than 15%

            Dividends                   Ordinary income rate              Ordinary income rate

            Short-term                  Ordinary income rate              Ordinary income rate
                Capital Gains

            Long-term                   10%                               20%
                Capital Gains

Distribution Arrangements

PBHG Funds(R) has PBHG Class Shares, Advisor Class Shares, Class A Shares and Class C Shares. Only the PBHG Class and Advisor Class Shares are offered by this Prospectus. The exchange privilege for PBHG Class and Advisor Class Shares is discussed in the section, Exchanges Between Funds. Aside from the differences attributable to their exchange privileges, both Classes have the same rights and privileges. In addition, both Classes bear the same fees and expenses except that Advisor Class Shares bear a service fee. For more information about the other Classes offered by PBHG Funds(R), call 1-800-433-0051.

PBHG Funds(R), on behalf of the Advisor Class of each Fund, has adopted a Service Plan pursuant to which a Fund pays Rule 12b-1 shareholder servicing fees at an aggregate rate of up to 0.25% of the Fund's average net assets attributable to Advisor Class Shares. The service fee is paid to the Funds' distributor, PBHG Fund Distributors, for providing or arranging with and paying others to provide personal services to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts. Because these fees are paid out of Advisor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Financial highlights

Financial highlights are not presented since the Fund is new.

For More Information

PBHG Funds

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (SAI)

Provides more information about the Fund and is incorporated into this Prospectus by reference.

Annual/Semi-Annual Reports

Provides financial and performance information about the Fund and its investments and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or half-year.

To obtain information and for shareholder inquiries:

By telephone
Call 1-800-433-0051

By mail
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

Via the Internet
www.pbhgfunds.com

You can find reports and other information about PBHG Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov, or by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of this information may be obtained, for a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Investment Adviser
Pilgrim Baxter & Associates, Ltd.

Distributor
PBHG Fund Distributors

SEC file number 811-04391

PBHG Small Cap Value Fund Prospectus -- 6/03

                            PBHG SMALL CAP VALUE FUND
                              A SERIES OF SHARES OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                        KANSAS CITY, MISSOURI 64121-9534
                            TOLL FREE: (800) 433-0051

                       STATEMENT OF ADDITIONAL INFORMATION

               Solicitation of Written Consents of Unitholders of:
                          TS&W Small Cap Value Fund LLC

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated June __, 2003 of PBHG Funds (the "Trust") for use in connection with the solicitation of written consents of unitholders of TS&W Small Cap Value Fund LLC (the "Acquired Fund") by Thompson, Siegel & Walmsley, Inc. as managing member of the Acquired Fund, regarding the proposed reorganization of the Acquired Fund with PBHG Small Cap Value Fund and regarding a proposed amendment to the Acquired Fund's limited liability company operating agreement ( the "Solitication"). In the Solicitation, unitholders of the Acquired Fund are being asked to provide a written consent approving (i) the reorganization of Acquired Fund into PBHG Small Cap Value Fund, and (ii) an amendment to the Acquired Fund's limited liability company operating agreement that will provide for the redemption of unitholders who do not participate in the reorganization, as described in the Combined Proxy Statement and Prospectus. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-433-0051.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information to the prospectus for the Trust dated June __, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I and incorporated herein by this reference.

         The date of this Statement of Additional Information to the Combined Proxy Statement and Prospectus is June __, 2003.

                                                        TABLE OF CONTENTS

THE TRUST.........................................................................................................2
DESCRIPTION OF PERMITTED INVESTMENTS..............................................................................2
TRUSTEES AND OFFICERS OF THE TRUST................................................................................2
ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION...................................2
PORTFOLIO TRANSACTIONS............................................................................................2
DESCRIPTION OF SHARES.............................................................................................2
DETERMINATION OF NET ASSET VALUE..................................................................................2
TAXES    .........................................................................................................3
PERFORMANCE ADVERTISING...........................................................................................3
FINANCIAL INFORMATION.............................................................................................3

Appendix I     PBHG Funds Statement of Additional Information dated June __, 2003.
Appendix II    Audited Financial Statements of the Acquired Fund for fiscal year ended December 31,
               2002

THE TRUST

This Statement of Additional Information relates to PBHG Funds, a Delaware statutory trust (the "Trust"), and its investment portfolio PBHG Small Cap Value Fund (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For further information concerning the history of the Trust see the heading "The Trust" in the Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of Permitted Investments" and "Investment Limitations" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Trustees and Officers of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "The Adviser," "The Sub-Advisers," "The Distributor," "The Administrator and Sub-Administrator" and "Other Service Providers" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CODES OF ETHICS

For a discussion of the Trust's, its investment adviser's and investment sub-adviser's codes of ethics under Rule 17j-1 of the 1940 Act, see heading "Portfolio Transactions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Portfolio Transactions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a discussion of the Trust's control persons and principal holders of securities, see heading "5% and 25% Shareholders" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, and for a description of the purchase and redemption procedures for the Trust's shares, see headings "Description of Shares," "Voting Rights," and "Purchases and Redemptions of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures see heading "Determination of Net Asset Value" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of tax information relating to ownership of the Trust's shares, see heading "Taxes" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PERFORMANCE ADVERTISING

For a description and quotation of certain performance data used by the Trust, see heading "Performance Advertising" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

         Financial statements for the Fund are not included in this statement of additional information as the Fund will not commence a public offering of its shares until after the reorganization is consummated and currently has no material assets.

         Audited financial statements for the Acquired Fund for its most recent fiscal year, and the report thereon by Goodman & Company, independent auditors, are attached hereto as Appendix II and incorporated by reference herein. Pro Forma Financial Statements are not presented as the Acquired Fund is being combined with the newly created Fund which does not have material assets or any liabilities.


      Audited Financial Statements for Fiscal Year ended December 31, 2002

                                                                     APPENDIX I

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE __, 2003

                                     TRUST:
                                   PBHG FUNDS

                                     FUNDS:

                            PBHG SMALL CAP VALUE FUND

              INVESTMENT ADVISER: PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the Fund named above. It should be read in conjunction with the current Prospectus for the Fund. The Prospectus dated June __, 2003 may be obtained without charge by calling 1-800-433-0051.

                                TABLE OF CONTENTS

                                                                            PAGE

THE TRUST......................................................................2
DESCRIPTION OF PERMITTED INVESTMENTS...........................................3
INVESTMENT LIMITATIONS........................................................25
TRUSTEES AND OFFICERS OF THE TRUST............................................29
5% AND 25% SHAREHOLDERS.......................................................34
THE ADVISER...................................................................35
THE SUB-ADVISER...............................................................36
THE DISTRIBUTOR...............................................................37
THE ADMINISTRATOR AND SUB-ADMINISTRATOR.......................................38
OTHER SERVICE PROVIDERS.......................................................39
PORTFOLIO TRANSACTIONS........................................................40
DESCRIPTION OF SHARES.........................................................42
VOTING RIGHTS.................................................................42
PURCHASES AND REDEMPTIONS OF SHARES...........................................43
DETERMINATION OF NET ASSET VALUE..............................................50
TAXES.........................................................................51
PERFORMANCE ADVERTISING.......................................................56
CALCULATION OF TOTAL RETURN...................................................56
FINANCIAL STATEMENTS..........................................................60
CREDIT RATINGS................................................................61

                                    THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Trust was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.

The Trust currently offers twenty (20) series portfolios, including the PBHG Small Cap Value Fund. This Statement of Additional Information relates to only the PBHG Small Cap Value Fund (the "Fund"). The Statement of Additional Information for the other 19 funds of the Trust may be obtained without charge by calling 1-800-433-0051. Shareholders may purchase shares through four separate classes, PBHG Class, Advisor Class (formerly the Trust Class) Class A and Class C shares, which have different distribution costs, voting rights and dividends. Except for these differences, each PBHG Class share and each Advisor Class share of the Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to only the PBHG Class and Advisor Class of shares of the Trust. No investment in shares of the Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in the Prospectus offering shares of the Fund.

Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to the Fund. The table below sets forth the sub-adviser and the Fund that it sub-advises.

            SUB-ADVISER                                         FUND

Thompson, Siegel & Walmsley, Inc.("TS&W")             PBHG Small Cap Value Fund

                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging the Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, the Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. A Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Fund's total assets. In instances involving the purchase of futures contracts by the Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by the Fund, the securities underlying such futures contracts or options will at all times be maintained by that Fund or, in the case of index futures contracts, the Fund will own securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that the Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from the Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Fund has established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, the Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that the Fund can write on a particular security.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Fund may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs" and other Exchange Traded Funds such as iShares). Since such mutual funds pay management fees and other expenses, shareholders of the Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit the Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Adviser determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser or Sub-Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund limits the amount of total assets it invests in restricted securities to 15%.

FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the Sub-Adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Adviser or the Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Adviser or Sub-Adviser hedges the Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the Sub-Adviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Adviser will be advantageous to the Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies; and

      o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

      o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, the Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and Sub-Adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by the Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund's assets. The Fund is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Fund will maintain liquid assets in such accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. The Fund uses segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

      o The borrower must provide collateral at least equal to the market value of the securities loaned;

      o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

      o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

      o     The Fund must be able to terminate the loan at any time;

      o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

      o The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

      o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

      o     Experience delays in recovering its securities.

The Fund currently does not intend to engage in securities lending.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

A Fund typically sells securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES. A Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets;

      o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets; and

      o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The PBHG Small Cap Value Fund invests extensively in small capitalization companies. While the sub-adviser intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund invests may not be as great as that of other securities and, if the Fund was to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

The Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Fund may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Investments in technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO")

A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal, Spain and Greece are presently members of the European Economic and Monetary Union (the "EMU"). The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

1. Each Fund is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

      Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      Please refer to Non-Fundamental Investment Restriction number 4 for further information.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

      Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Pilgrim Baxter Advised Fund." This term means other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment advisor.

1. A Fund may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a Pilgrim Baxter Advised Fund on such terms and conditions as the SEC may require in an exemptive order on which the Fund may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

4. In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance).

5. In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Fund may rely.

6. A Fund may not invest more than 15% of its total assets in restricted securities.

7. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      A Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Pilgrim Baxter Advised Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Fund may rely.

      Please refer to Non-Fundamental Investment Restriction number 5 for further information regarding lending money to a Pilgrim Baxter Advised Fund.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

The PBHG Small Cap Value Fund has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, the Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Maryland. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser.


INDEPENDENT TRUSTEES

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                THE PBHG FUND
                              POSITION      TERM OF OFFICE*                                    FAMILY COMPLEX
      NAME, ADDRESS,          HELD WITH   AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN BY     OTHER DIRECTORSHIPS
          AND AGE             THE TRUST         SERVED             DURING PAST 5 YEARS,            TRUSTEE         HELD BY TRUSTEE
---------------------------- ------------ -------------------- ------------------------------ ------------------ -------------------
John R. Bartholdson          Trustee      Trustee since 1995   Chief Financial Officer, The   31                 Director, The
1255 Drummers Lane,                                            Triumph Group, Inc.                               Triumph Group, Inc.
Suite 200                                                      (manufacturing) since 1992.                       since 1992.
Wayne, PA  19087
(57)

Jettie M. Edwards            Trustee      Trustee since 1995   Consultant, Syrus Associates   31                 Trustee, Provident
76 Seaview Drive,                                              (business and marketing                           Investment Counsel
Santa Barbara, California                                      consulting firm) since 1986.                      Trust (investment
93108                                                                                                            company - 5
(55)                                                                                                             portfolios since
                                                                                                                 1992. Trustee, EQ
                                                                                                                 Advisors Trust
                                                                                                                 (investment company
                                                                                                                 - 39 portfolios)
                                                                                                                 since 1997.

Albert A. Miller             Trustee      Trustee since 1995   Senior Vice President,         31                 None
7 Jennifer Drive                                               Cherry & Webb, CWT Specialty
Holmdel, New Jersey  07733                                     Stores 1995 - 2000. Advisor
(67)                                                           and Secretary, the
                                                               Underwoman Shoppes Inc.
                                                               (retail clothing stores)
                                                               since 1980.  Merchandising
                                                               Group Vice President, R.H.
                                                               Macy & Co. (retail
                                                               department stores),
                                                               1958-1995.  Retired.


INTERESTED TRUSTEE

Harold J. Baxter**           Chairman     Trustee since 1995   Chairman, Chief Executive        31                  None
1400 Liberty Ridge Drive     of the                            Officer and Director, the
Wayne, PA  19087-5593        Board and                         Adviser since 1982.  Trustee,
(55)                         Trustee                           the Administrator since May
                                                               1996.  Chairman, Chief
                                                               Executive Officer and
                                                               Director, Value Investors,
                                                               since June 1996.  Trustee,
                                                               PBHG Fund Distributors since
                                                               January 1998.  Director, Old
                                                               Mutual (US) Holdings Inc.
                                                               since 1996.

      * Trustee of the Trust until such time as his or her successor is duly elected and appointed.

      ** Mr. Baxter is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Adviser.


OFFICERS

                                                                  TERM OF OFFICE* AND      PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME, ADDRESS, AND AGE             POSITION HELD WITH THE FUND    LENGTH OF TIME SERVED    YEARS
---------------------------------- ------------------------------ ------------------------ -----------------------------------------
Gary L. Pilgrim                    President                      President since 1995     President and Director, Pilgrim Baxter &
1400 Liberty Ridge Drive                                                                   Associates, Ltd. Since 1982. Trustee,
Wayne, PA  19087                                                                           PBHG Fund Services since May 1996.
(61)                                                                                       President and Director, Pilgrim Baxter
                                                                                           Value Investors, Inc. since June 1996.

Lee T. Cummings                    Treasurer, Chief Financial     Treasurer, Chief         Vice President, Pilgrim Baxter &
1400 Liberty Ridge Drive           Officer, Controller            Financial Officer,       Associates, Ltd. since 2001 and Director
Wayne, PA  19087-5593                                             Controller since 1997    of Mutual Fund Operations, Pilgrim Baxter
(38)                                                                                       & Associates, Ltd., 1996-2001. President,
                                                                                           PBHG Fund Services since 1999 and
                                                                                           Treasurer, PBHG Fund Services, May
                                                                                           1996-1999.  President, PBHG Fund Services
                                                                                           since December 1998.


John M. Zerr                       Vice President and Secretary   Vice President and       Senior Vice President, Pilgrim Baxter &
1400 Liberty Ridge Drive                                          Secretary since 1996     Associates, Ltd. Since 2001 and General
Wayne, PA  19087-5593                                                                      Counsel and Secretary, Pilgrim Baxter &
(40)                                                                                       Associates, Ltd. since November 1996.
                                                                                           General Counsel and Secretary, Pilgrim
                                                                                           Baxter Value Investors, Inc. since
                                                                                           November 1996. General Counsel and
                                                                                           Secretary, PBHG Fund Services since
                                                                                           January 1998.  General Counsel and
                                                                                           Secretary, PBHG Fund Distributors since
                                                                                           January 1998.

Meghan M. Mahon                    Vice President and             Vice President and       Vice President and Assistant Secretary,
1400 Liberty Ridge Drive           Assistant Secretary            Assistant Secretary      Pilgrim Baxter & Associates, Ltd. since
Wayne, PA  19087                                                  since 1998               2001 and Senior Counsel since January
(34)                                                                                       2002, Counsel, Pilgrim Baxter &
                                                                                           Associates, Ltd. April 1998 to December
                                                                                           2001. AssistantSecretary, Value Investors
                                                                                           since January 2000, Senior Counsel since
                                                                                           January 2002 and Counsel January 2000 to
                                                                                           December 2001. Assistant Secretary, PBHG
                                                                                           Fund Services since January 2000, Senior
                                                                                           Counsel since January 2002, Counsel
                                                                                           January 2000 to December 31, 2001.
                                                                                           Assistant Vice President, Assistant
                                                                                           Secretary and Counsel, Delaware
                                                                                           Management Company, Inc. (investment
                                                                                           adviser) and the Delaware Investments
                                                                                           Funds (investment companies), 1997-1998.

Brian C. Dillon                    Vice President                 Vice President since     Chief Compliance Officer, Pilgrim Baxter
1400 Liberty Ridge Drive                                          2001                     & Associates, Ltd. since April 2001.
Wayne, PA  19087                                                                           Chief Compliance Officer, Pilgrim Baxter
(38)                                                                                       Value Investors, Inc., PBHG Fund Services
                                                                                           and PBHG Fund Distributors since April
                                                                                           2001. Vice President and Senior
                                                                                           Compliance Officer, Delaware Investments,
                                                                                           1995-2001.

Robert E. Putney III               Vice President and Assistant   Vice President and       Vice President, Senior Legal Counsel and
1400 Liberty Ridge Dr.             Secretary                      Assistant Secretary      Assistant Secretary, Pilgrim Baxter &
Wayne, PA 19087                                                   since 2002               Associates, LTD since December 2001;
(42)                                                                                       Director and Senior Counsel, Merrill
                                                                                           Lynch Investment Managers, L.P. and
                                                                                           Princeton Administrators, L.P. until
                                                                                           December 2001; Secretary of various
                                                                                           Merrill Lynch and Mercury open-end funds,
                                                                                           as well as Somerset Exchange Fund and
                                                                                           The Europe Fund, Inc. until December
                                                                                           2001.

James R. Foggo                     Vice President and             Vice President and       Vice President and Assistant Secretary of
One Freedom Valley Road            Assistant Secretary            Assistant Secretary      the Sub-Administrator and SEI Investments
Oaks, PA  19456                                                   since 1999               Distribution Co. since 1998.  Associate,
(37)                                                                                       Paul Weiss, Rifkind, Wharton & Garrison
                                                                                           (law firm), 1998. Associate, Baker &
                                                                                           McKenzie (law firm), 1995-1998.

Timothy D. Barto                   Vice President and Assistant   Vice President and       Vice President and Assistant Secretary of
One Freedom Valley Road            Secretary                      Assistant Secretary      SEI Investments Co. and Vice President
Oaks, PA 19456                                                    since 2000               and Assistant Secretary of SEI
(34)                                                                                       Investments Mutual Fund Services and SEI
                                                                                           Investments Distribution Co. since
                                                                                           November 1999. Associate, Dechert Price
                                                                                           & Rhoads (law firm) 1997-1999.

      * Officer of the Trust until such time as his or her successor is duly elected and qualified.

      The Trustees of PBHG Funds are responsible for major decisions relating to the Fund's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of PBHG Funds by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to PBHG Funds. The Board of Trustees has two standing committees: a Nominating and Compensation Committee and an Audit Committee. Currently, the members of each Committee are Jettie Edwards, John Bartholdson and Albert Miller, comprising all the disinterested Trustees of PBHG Funds. The Nominating and Compensation Committee selects and nominates those persons for membership on the PBHG Fund's Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of PBHG Funds and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of PBHG Funds with legal advice as needed. During PBHG Fund's fiscal year ended March 31, 2003, the Nominating and Compensation Committee held [__] meeting. The Nominating Committee currently does not consider nominations from shareholders. The Audit Committee oversees the financial reporting process for PBHG Funds, monitoring the PBHG Fund's audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire PBHG Funds Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During PBHG Fund's fiscal year ended March 31, 2003, the Audit Committee held [__] meetings.

The table below provides the dollar range of shares of the Fund and the aggregate dollar range of shares of all funds advised by Pilgrim Baxter, owned by each Trustee as of December 31, 2002.

INDEPENDENT TRUSTEES

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                                DOLLAR RANGE OF EQUITY SECURITIES IN       COMPANIES IN THE PBHG FAMILY COMPLEX
      NAME OF TRUSTEE                         THE FUND                             OVERSEEN BY TRUSTEES
----------------------------- ----------------------------------------- --------------------------------------------
John R. Bartholdson

Jettie M. Edwards

Albert A. Miller


INTERESTED TRUSTEE
Harold J. Baxter


Each current Trustee of the Trust received the following compensation during PBHG Fund's fiscal year ended December 31, 2002:


                                                          PENSION OR
                                                          RETIREMENT                            TOTAL COMPENSATION
                                      AGGREGATE        BENEFITS ACCRUED     ESTIMATED ANNUAL      FROM TRUST AND
        NAME OF PERSON,           COMPENSATION FROM    AS PART OF TRUST       BENEFITS UPON     TRUST COMPLEX PAID
           POSITION                     TRUST              EXPENSES            RETIREMENT          TO TRUSTEES**
-------------------------------- -------------------- -------------------- -------------------- --------------------
John R. Bartholdson,             [            ]       N/A                  N/A                  [            ] for
Trustee                                                                                         services on two
                                                                                                boards

Harold J. Baxter,                N/A                  N/A                  N/A                  N/A
Trustee*

Jettie M. Edwards,               [            ]       N/A                  N/A                  [            ] for
Trustee                                                                                         services on two
                                                                                                boards

Albert A. Miller,                [            ]       N/A                  N/A                  [            ] for
Trustee                                                                                         services on two
                                                                                                boards

* Mr. Baxter is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Trust.

** Compensation expenses are allocated pro rata based on the relative net assets of the Fund included in the Trust Complex.

                             5% AND 25% SHAREHOLDERS

As of June __, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the PBHG Small Cap Value Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of the Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

  PBHG SMALL CAP VALUE FUND - PBHG CLASS
  ------------------------------------------------------------ -----------------


  ------------------------------------------------------------ -----------------

  PBHG SMALL CAP VALUE FUND - ADVISOR CLASS
  ------------------------------------------------------------ -----------------


  ------------------------------------------------------------ -----------------

The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of the Fund at June __, 2003.

                                   THE ADVISER

The Trust and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to the Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Pilgrim Baxter is an indirect, wholly-owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom.

PBHG Fund Services, the Trust's Administrator, is a wholly owned subsidiary of the Adviser (see "The Administrator" for more detail on PBHG Fund Services). PBHG Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. PBHG Fund Distributors, the Trust's Distributor, is also a wholly owned subsidiary of the Adviser (see "The Distributor" for more detail on PBHG Fund Distributors). PBHG Fund Distributors also serves as distributor to PBHG Insurance Series Fund. The Adviser has discretionary management authority with respect over [$10.7 BILLION IN ASSETS AS OF JUNE 30, 2002.] In addition to advising the Fund, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust. From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the Fund's average daily net assets as set forth in the table below. In addition, in the interest of limiting the expenses of the Fund during the current fiscal year, the Adviser has signed an expense limitation contract with the Trust on behalf of the Fund ("Expense Limitation Agreement") pursuant to which, with respect to the PBHG Class and Advisor Class shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Service Plan, if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

         FUND                       MANAGEMENT FEE            EXPENSE LIMITATION
         ----                       --------------            ------------------
PBHG SMALL CAP VALUE FUND           [   ]*

* These are the annual management fees the Fund will pay upon commencement of operations.

                                 THE SUB-ADVISER

THOMPSON, SIEGEL & WALMSLEY, INC.

The Trust, on behalf of the PBHG Small Cap Value Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TS&W. The Sub-Advisory Agreement provides certain limitations on TS&W's liability, but also provides that TS&W shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates TS&W to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by TS&W at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, TS&W is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of _____% of the Portfolio's average net assets.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

In approving the Advisory Agreement and Sub-Advisory Agreement for the Fund, the Board of Trustees considered various matters including the proposal to merge the assets of the TS&W Small Cap Value Fund LLC into the Fund and the proposal to engage the current adviser for the TS&W Small Cap Value Fund LLC as sub-adviser for the Fund. The Trustees also considered information they regularly consider when determining whether to continue a particular fund's investment advisory and sub-advisory agreements from year to year. This information includes, among other things: the qualifications of the professional staff, resources and investment process of Pilgrim Baxter and TS&W (collectively, the "Advisers"); the terms of each investment advisory and sub-advisory agreement, the scope and quality of the services that the sub-adviser has been providing to the TS&W Small Cap Value Fund LLC, the investment performance of comparable funds managed by other advisors over various periods, the advisory rates payable by the Fund and Pilgrim Baxter and by other funds and client accounts managed by the Advisers and payable by comparable funds managed by other advisers, including potential fall-out benefits to Pilgrim Baxter; the Fund's total expense ratio and expense limitation agreement and the total expense ratios of comparable funds managed by other advisers; and the profitability and financial condition of the Advisers.

                                THE DISTRIBUTOR

PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated January 28, 2001, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor receives no compensation for serving in such capacity. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution Co. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of the Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made to Service Providers pursuant to the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Service Plan or any related agreement.

No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 2000, 2001 and 2002. The Fund offers Advisor Class shares. For the fiscal year ended March 31, 2003, the following amounts were paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of the Fund:


PBHG Small Cap Value Fund             N/A(1)

(1)   As of March 31, 2003, the Fund had not yet commenced operations.

                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and the Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each series portfolio of the Trust, including the Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

Prior to July 16, 2001, the Sub-Administrator assisted the Administrator in connection with the administration of the business and affairs of the predecessor of the Trust pursuant to a Sub-Administration

Services Agreement dated July 1, 1996, as amended January 1, 2001 ("Former Agreement"). The Sub-Administrator's duties under the Former Agreement were substantially similar to its duties under the current Sub-Administration Agreement. Effective January 1, 2001 the Administrator paid the Sub-Administrator fees under the Former Agreement at the annual rate noted in the previous paragraph. Prior to January 1, 2001, the Administrator paid the Sub-Administrator fees at the annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows:
(i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

For the fiscal years and periods ended March 31,2000, 2001 and 2002 the Fund paid the following administration fees:


                 FUND                                FEES PAID                       FEES WAIVED
                 ----                    ----------------------------------------------------------------
                                            2000        2001        2002       2000      2001     2002
                                         ----------- ------------ ---------- ---------- -------- --------
PBHG Small Cap Value Fund                    *            *           *          *         *        *
                                         ----------- ------------ ---------- ---------- -------- --------

* Not in operation during the period.

                             OTHER SERVICE PROVIDERS

               THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Fund. PBHG Shareholder Services, Inc. ("PBHG SSI"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between PBHG SSI and the Administrator. The principal place of business of PBHG SSI is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Trust's Transfer Agent for providing these services to shareholders investing directly in the Trust.

CUSTODIAN

Wachovia Bank National Association (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT ACCOUNTANTS

[____] serves as counsel to the Trust.
[____] serves as the independent accountants of the Trust.

                             PORTFOLIO TRANSACTIONS

The Adviser or Sub-Adviser are authorized to select brokers and dealers to effect securities transactions for the Fund. The Adviser or Sub-Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Adviser seek to select brokers or dealers that offer the Fund best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser or Sub-Adviser may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Fund. In the case of securities traded in the over-the-counter market, the Adviser of the Sub-Adviser expect normally to seek to select primary market makers.

The Adviser or Sub-Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser or Sub-Adviser. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser or Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement. If, in the judgment of the Adviser or Sub-Adviser, the Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Adviser are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or Sub-Adviser will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Adviser will find all of such services of value in advising the Fund.

The Adviser or Sub-Adviser are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Fund may request that the Adviser or Sub-Adviser direct the Fund's brokerage to offset certain expenses of the Fund. The Adviser or Sub-Adviser, attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser or Sub-Adviser attempt to satisfy the Fund's direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Fund to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Adviser been able to choose the broker or dealer to be utilized.

By directing a portion of the Fund's generated brokerage commissions, the Adviser or Sub-Adviser may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Advisor. In cases where the Fund has instructed the Adviser or Sub-Adviser to direct brokerage to a particular broker or dealer, orders for the Fund may be placed after brokerage orders for accounts that so not impose such restrictions.

The Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Adviser may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Fund. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Advisers may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Trust's Board of Trustees, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Fund. The Codes of Ethics allow trades to be made in securities that may be held by the Fund. However, they prohibit a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, Sub-Adviser and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2002, 2001 and 2000, the Fund listed below paid brokerage fees noted in the table below.

                                                                                      Total Amount of Brokerage
                Fund                                                                      Commissions Paid
                                                                         ----------------------------------------------------
                                                                              2000             2001              2002
                                                                         ---------------- --------------- -------------------
                PBHG Small Cap Value Fund                                       *               *                 *
                ======================================================== ================ =============== ===================

                                                                                          PERCENT OF AGGREGATE AMOUNT OF
                                         AGGREGATE DOLLAR AMOUNT AND PERCENT OF TOTAL
                                                           AMOUNT OF                      TRANSACTIONS INVOLVING PAYMENT
                                                  BROKERAGE COMMISSIONS PAID                  OF COMMISSIONS TO SEI
FUND                                          TO SEI INVESTMENT DISTRIBUTION CO.           INVESTMENT DISTRIBUTION CO.
                                        ------------------------------------------------ ---------------------------------
                                            2000+            2001+           2002+                     2002
                                        --------------- ---------------- --------------- ---------------------------------
                                              *                *               *                        *
PBHG Small Cap Value Fund
======================================= =============== ================ =============== =================================

*     Not in operation during the period.

                              DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for the Fund and may create additional portfolios of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

                                  VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all funds will be voted on only by shareholders of the affected funds. Shareholders of all funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of any particular Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to the other Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a fund for all losses and expenses of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                      PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

PURCHASES

You may purchase shares of the Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's public offering price.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that the Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, the sub-adviser and each of their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

MINIMUM INVESTMENT

The minimum initial investment in the Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to PBHG Funds for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to PBHG FUNDS, P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to PBHG Funds or the Fund for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Fund by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 4:00 p.m. Eastern Time to be effective on that day. In addition, an original Account Application should be promptly forwarded to: PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows:
United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Fund, your name, your social security number or tax id number and your assigned account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH

If you have made this election, shares of the Fund may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account

Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. You may purchase shares of the Fund directly through the Trust's transfer agent. The price per share you will pay to invest in the Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time for the Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of the Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time for the Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Each PBHG Fund portfolio has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of the Fund by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Fund or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Fund at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Fund despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Fund. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when the Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your Fund shares for shares of the other funds of the Trust currently available to the public. However, you are limited for four (4) exchanges annually from such fund to the Cash Reserves Fund. Exchanges are made at net asset value. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in the Fund. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $2,000 annual contribution limit that applies to Traditional and Roth IRAs will increase gradually from $3,000 in 2002 to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.

                 Traditional and Roth IRA Contribution Limits:

               Tax Years             Max. Annual Contribution

               2001                  $2,000
               2002-2004             $3,000
               2005-2007             $4,000
               2008                  $5,000
               2009-2010             Indexed to Inflation

The new tax law will permit individuals age 50 and over to make catch-up contributions to IRAs as follows:

                Year                  Limit

                2002-2005             $500
                2006-2010             $1,000

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Fund on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAS) (FORMERLY EDUCATION IRAS). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs (formerly Education IRAs) will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for the Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of the Fund is equal to its NAV attributable to such class. Each Fund calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business Day. The net asset value per share of the Fund is listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of the Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are values at the last sale price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none at, the last sale price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

                                     TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, the Fund must meet several other requirements. Among these requirements are the following: (i) the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses ((ii) and (iii) collectively, the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, the Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to the Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of the Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain debt securities purchased by the Fund (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by the Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from the Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from the Fund is considered tax exempt in your particular state.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, the Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding; however, The Economic Growth and Tax Relief Reconciliation Act of 2001 reduces the backup withholding rate to 30.5% for distributions made after August 6, 2001 and further provides for a phased reduction to 28% for years 2006 and thereafter.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if the Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to the Fund's tax status as a RIC may limit the extent to which the Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from the Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of the Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of the Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided (however, this rate is reduced to 30.5% after August 6, 2001 and further reduced in phases to 28% for years 2006 and thereafter under The Economic Growth and Tax Relief Reconciliation Act of 2001).

Notwithstanding the foregoing, if distributions by the Fund are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 1, 2002. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

                             PERFORMANCE ADVERTISING

From time to time, the Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

Each Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of the Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

                          CALCULATION OF TOTAL RETURN

From time to time, the Fund may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date). In particular, average annual total return will be calculated according to the following formulas.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES) QUOTATION

A Fund's average annual total return (before taxes) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It does NOT reflect the deduction of federal income taxes on distributions or redemption proceeds. Average annual total returns (before taxes) are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (before taxes) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (before taxes) into income results and capital gains or losses.

The standard formula for calculating average annual total return (before taxes) is:

                              P(1+T)(n)= ERV, where

        P    =    a hypothetical initial payment of $1,000;
        T    =    average annual total return (before taxes);
       (n)   =    number of years; and
        ERV  =    ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10- year periods, (or since inception, if applicable) at the end of the 1-, 5-, or 10-year periods (or since inception, if applicable), before taxes.

Standardized average annual total return (before taxes) for PBHG and Advisor Class shares do not reflect a deduction of any sales charge, since these classes are sold and redeemed at net asset value.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

The standard formula for calculating average annual total return (after taxes on distributions) is:

                              P(1+T)(n) = ATV(D), where

       P     =    a hypothetical initial payment of $1,000;
       T     =    average annual total return (after taxes on distributions);
      (n)    =    number of years; and
       ATV(D)=    ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year periods (or since inception, if applicable) at the end of the 1-, 5- or 10 year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

Standardized average annual total return (after taxes on distributions) for PBHG and Advisor Class shares do not reflect a deduction of any sales charge, since these classes are sold and redeemed at net asset value.

The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (E.G., ordinary income, short-term capital gain, long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

A Fund's average annual total return (after taxes on distributions and redemption) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and redemption proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                 P(1+T)(n) = ATV(DR)

       P      =   a hypothetical initial payment of $1,000;
                  average annual total return (after taxes on distributions and
       T      =   redemption);
      (n)     =   number of years; and
       ATV(DR)=   ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year period (or since inception, if applicable) at the end of the 1-, 5-, or 10-year periods
                  (or since inception, if applicable), after taxes on fund distributions and redemption.

Standardized average annual total return (after taxes on distributions and redemption) for PBHG and Advisor Class shares do not reflect a deduction of any sales charge, since these classes are sold and redeemed at net asset value.

The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (E.G., ordinary income, short-term capital gain, long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

The ending values for each period are determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (E.G., short-term or long-term) in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculations assume that a shareholder may deduct all capital losses in full.

The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

The amount and character of capital gain or loss upon redemption is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Average annual total returns for the Fund are shown below. Aggregate total returns for the Fund since inception are also shown below.

TOTAL RETURN AS OF MARCH 31, 2002 BEFORE TAXES

                                                                                                  Aggregate Total
                                                                                                    Return as of
Fund                                    Average Annual Total Return as of March 31, 2002           March 31, 2002
--------------------------------- -------------------------------------------------------------- -------------------
                                    One Year     Five Year       Ten Year      Since Inception    Since Inception
                                  ------------- ------------- --------------- ------------------ -------------------
PBHG Small Cap Value Fund              *             *              *                 *                  *
                                  ============= ============= =============== ================== ===================

         TOTAL RETURN AS OF MARCH 31, 2002 AFTER TAXES ON DISTRIBUTIONS

                                                                                                 Aggregate Total
                                                                                                   Return as of
                                       Average Annual Total Return as of March 31, 2002           March 31, 2002
-------------------------------- -------------------------------------------------------------- -------------------
                                   One Year     Five Year       Ten Year      Since Inception    Since Inception
                                 ------------- ------------- --------------- ------------------ -------------------
PBHG Small Cap Value Fund(2)           *             *              *                 *                  *
                                 ============= ============= =============== ================== ===================


               TOTAL RETURN AS OF MARCH 31, 2002 AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

                                                                                                 Aggregate Total
                                                                                                   Return as of
                                       Average Annual Total Return as of March 31, 2002           March 31, 2002
                                --------------------------------------------------------------- -------------------
                                  One Year       Five Year       Ten Year     Since Inception    Since Inception
                                -------------- -------------- --------------- ----------------- -------------------
PBHG Small Cap Value Fund             *              *              *                *                  *
                                ============== ============== =============== ================= ===================

*     The Fund was not in operation for the period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

                              FINANCIAL STATEMENTS

Financial statements for the Fund are not included in this statement of additional information as the Fund is new.

                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.

                             PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus  Moody's applies numerical modifiers 1, 2, and 3 in each rating
(+)   classifications "aa" through "bb" The modifier 1 indicates that the
or    security ranks in the higher end of its generic rating category; the minus modifier 2 indicates a mid-range ranking and the modifier 3 indicates that
(-)   the issue ranks in the lower end of its generic rating category.

                 DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which (...) the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

        SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            Leading market positions in well-established industries.

            High rates of return on funds employed.

            Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC    An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, High default risk. Default is a real possibility. Capacity for meeting CC,C financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, Default. The ratings of obligations in this category are based on their DD,D prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D     Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

                                                                    APPENDIX II

                               FINANCIAL STATEMENTS
                               YEAR ENDED
                               DECEMBER 31, 2002





                          TS&W SMALL CAP VALUE FUND LLC

                          TS&W SMALL CAP VALUE FUND LLC


                                    CONTENTS

                                                                            PAGE

REPORT OF INDEPENDENT AUDITORS                                                 1

FINANCIAL STATEMENTS

      STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' EQUITY                     2

      SCHEDULE OF INVESTMENTS                                              3 - 5

      STATEMENT OF OPERATIONS                                                  6

      STATEMENT OF CHANGES IN MEMBERS' EQUITY                                  7

      NOTES TO FINANCIAL STATEMENTS                                        8 - 9

                         REPORT OF INDEPENDENT AUDITORS



Members
TS&W SMALL CAP VALUE FUND LLC



         We have audited the accompanying statement of assets, liabilities and members' equity of TS&W SMALL CAP VALUE FUND LLC, including the schedule of investments as of December 31, 2002, and the related statements of operations and changes in members' equity for the year then ended. These financial statements are the responsibility of the management of TS&W SMALL CAP VALUE FUND LLC. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by corresponding with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TS&W SMALL CAP VALUE FUND LLC, as of December 31, 2002 and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Goodman & Company

Richmond, Virginia
February 6, 2003

TS&W SMALL CAP VALUE FUND LLC



STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' EQUITY

=============================================================================

DECEMBER 31,                                                       2002

-----------------------------------------------------------------------------

                                     ASSETS

CASH AND CASH EQUIVALENTS                                  $        592,394

MARKETABLE SECURITIES                                            13,318,196

-----------------------------------------------------------------------------

                                                           $     13,910,590

=============================================================================

                         LIABILITIES AND MEMBERS' EQUITY

MEMBERS' EQUITY                                            $     13,910,590

-----------------------------------------------------------------------------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

TS&W SMALL CAP VALUE FUND LLC


SCHEDULE OF INVESTMENTS

=========================================================================================================================

DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Market        Unrealized
                                                             Shares            Cost             Value         Gain (Loss)
COMMON STOCKS

CONSUMER DISCRETIONARY (15.0%)
    Haverty Furniture                                         7,900       $   136,938       $  109,810        $ (27,128)
    Icon Office Solutions, Inc.                              23,400           182,393          167,310          (15,083)
    Intrawest Corporation                                    12,800           209,374          158,720          (50,654)
    Tommy Hilfiger Corp.                                     19,100           235,066          132,745         (102,321)
    Bob Evans Farm, Inc.                                     10,800           247,727          252,180             4,453
    Prime Hospitality Corp.                                  22,500           266,401          183,375          (83,026)
    Pantry, Inc.                                             11,000            81,857           44,110          (37,747)
    Pier 1 Imports, Inc.                                     11,200           170,088          212,016            41,928
    Rent-A-Center, Inc.                                       5,600           221,202          279,720            58,518
    Shoe Carnival, Inc.                                      15,600           211,053          218,572             7,519
    Right MGMT Consultants                                   10,650           138,928          141,113             2,185
    Royal Gold, Inc.                                          7,400           136,717          184,415            47,698
                                                                            2,237,744        2,084,086         (153,658)

CONSUMER STAPLES (4.3%)
    Sanderson Farms, Inc.                                     9,100           223,816          190,281          (33,535)
    7-Eleven, Inc.                                           17,000           146,809          127,500          (19,309)
    Schweitzer-Mauduit International, Inc.                   11,700           264,440          286,650            22,210
                                                                              635,065          604,431          (30,634)

ENERGY (8.6%)
    Berry Petroleum Co-CL A                                   8,300           134,444          141,515             7,071
    Blue Rino Corp                                           10,900           206,010          189,551          (16,459)
    Magnum Hunter Resources                                  19,500           182,295          116,025          (66,270)
    Magnum Hunter Resources - Warrants                        2,740             3,233              795           (2,438)
    Penn Virginia Corp                                        4,300           153,411          156,305             2,894
    Stone Energy Corporation                                  3,894           159,530          129,904          (29,626)
    UGI Corp.                                                 7,200           232,166          269,208            37,042
    World Fuel Services Corp.                                 9,500           192,856          194,750             1,894
                                                                            1,263,945        1,198,053          (65,892)

TS&W SMALL CAP VALUE FUND LLC


SCHEDULE OF INVESTMENTS

=========================================================================================================================

DECEMBER 31, 2002

                                                                                             Market            Unrealized
                                                            Shares             Cost           Value            Gain (Loss)

FINANCIALS (21.2%)
    BOK Financial Corp                                        7,811           208,756          252,998            44,242
    Hilb, Rogal & Hamilton                                    6,900           306,898          282,210          (24,688)
    Dime Community Bancshares                                11,075           198,313          212,086            13,773
    First Essex Bancorp, Inc.                                 4,100            95,356          136,940            41,584
    First Financial Holdings, Inc.                            7,100           156,283          175,796            19,513
    Oriental Financial Group                                 15,860           269,523          389,839           120,316
    Sterling Bancorp                                          8,904           187,648          234,353            46,705
    UCBH Holdings, Inc.                                       8,600           246,015          365,070           119,055
    Wintrust Financial Corp.                                 10,250           196,803          321,030           124,227
    LandAmerica Financial Group                               8,600           264,749          304,870            40,121
    Parkway Properties, Inc.                                  7,900           262,300          277,132            14,832
                                                                            2,392,644        2,952,324           559,680

HEALTH CARE (8.0%)
    Cooper Companies, Inc.                                    6,600           157,207          165,132             7,925
    Respironics, Inc.                                         8,400           242,087          255,620            13,533
    Pharmaceutical Product Development                        8,900           253,869          260,503             6,634
    Bio-Rad Laboratories - CL A                               3,500           141,849          135,450           (6,399)
    Pacificare Health Systems                                 7,300           214,493          205,130           (9,363)
    Vitalworks, Inc.                                         22,100           141,491           85,085          (56,406)
                                                                            1,150,996        1,106,920          (44,076)

PRODUCER DURABLES (10.6%)
     ESCO Technologies, Inc.                                  8,900           265,737          329,300            63,563
     Engineered Support Services                             10,000           249,102          366,600           117,498
     Headwaters, Inc.                                        12,000           203,665          186,120          (17,545)
     Actuant Corp.                                            6,500           216,877          301,925            85,048
     LSI Industries, Inc.                                     6,600           130,505           91,410          (39,095)
     MTS Systems Corp.                                       20,100           196,516          201,402             4,886
                                                                            1,262,402        1,476,757           214,355

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

TS&W SMALL CAP VALUE FUND LLC


SCHEDULE OF INVESTMENTS
==========================================================================================================================

DECEMBER 31, 2002

                                                                                             Market            Unrealized
                                                            Shares             Cost           Value            Gain (Loss)

INFORMATION TECHNOLOGY (11.2%)
     ANSYS, Inc.                                             11,800           228,707          238,360             9,653
     Arbitron, Inc.                                           9,100           267,580          304,850            37,270
     Logitech International-ADR                               7,300           261,162          222,723          (38,439)
     Flir Systems                                             4,800           209,735          234,240            24,505
     Fargo Electronics                                       17,000           153,352          148,410           (4,942)
     Mantech International Corp                               9,100           209,605          173,537          (36,068)
     Nam Tai Electronics, Inc.                                9,500           198,122          232,275            34,153
                                                                            1,528,263        1,554,395            26,132

MATERIALS & PROCESSING (11.1%)
     Airgas, Inc.                                            21,300           314,128          367,425            53,297
     RPM International, Inc.                                 14,700           219,591          224,616             5,025
     Scotts Company                                           6,100           260,371          299,144            38,773
     Clarcor Inc.                                             5,000           150,455          161,350            10,895
     Rock-Tenn Company                                       12,900           214,155          173,892          (40,263)
     Crown Cork & Seal Co., Inc.                             17,000           145,860          135,150          (10,710)
     Quaker Fabric Corp.                                      9,100           103,113           63,245          (39,868)
     Shaw Group                                               6,800           191,931          111,860          (80,071)
                                                                            1,599,604        1,536,682           447,338

AUTO & TRANSPORTATION (5.8%)
     Aftermarket Technology                                   8,400           146,133          121,800          (24,333)
     Arkansas Best Corp.                                      6,700           200,159          174,073          (26,086)
     Offshore Logistics, Inc.                                10,900           202,201          238,928            36,727
     P.A.M. Transportation Services                          10,700           251,702          269,747            18,045
                                                                              800,195          804,548             4,353

                                                                     $     12,870,858 $     13,318,196  $        447,338

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

TS&W SMALL CAP VALUE FUND LLC


STATEMENT OF OPERATIONS

===============================================================================================

YEAR ENDED DECEMBER 31,                                                              2002
-----------------------------------------------------------------------------------------------


INVESTMENT INCOME
      Dividend income                                                            $   121,052

-----------------------------------------------------------------------------------------------

EXPENSES
      Management fees                                                                128,308
      Foreign taxes withheld                                                             898

-----------------------------------------------------------------------------------------------
           TOTAL EXPENSES                                                            129,206

-----------------------------------------------------------------------------------------------

INVESTMENT LOSS                                                                       (8,154)

NET REALIZED GAIN FROM INVESTMENTS 91,903

NET DECREASE IN UNREALIZED APPRECIATION OF INVESTMENTS                              (526,643)

-----------------------------------------------------------------------------------------------
                                                                                    (434,740)

-----------------------------------------------------------------------------------------------

NET  LOSS                                                                        $  (442,894)

===============================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

TS&W SMALL CAP VALUE FUND LLC


STATEMENT OF CHANGES IN MEMBERS' EQUITY

=================================================================================================

YEAR ENDED DECEMBER 31,                                                               2002
-------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN MEMBERS' EQUITY FROM OPERATIONS
      Net investment loss                                                       $        (8,154)
      Net realized gain from investments                                                  91,903
      Net unrealized depreciation of investments                                       (526,643)
-------------------------------------------------------------------------------------------------


NET DECREASE IN MEMBERS' EQUITY FROM OPERATIONS                                        (442,894)

MEMBERS' CONTRIBUTIONS                                                                 6,385,000

MEMBER WITHDRAWAL                                                                      (506,869)
-------------------------------------------------------------------------------------------------


TOTAL INCREASE                                                                         5,435,237

MEMBERS' EQUITY - BEGINNING OF YEAR                                                    8,475,353

-------------------------------------------------------------------------------------------------


MEMBERS' EQUITY - END OF YEAR                                                   $     13,910,590

=================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

TS&W SMALL CAP VALUE FUND LLC


NOTES TO FINANCIAL STATEMENTS

================================================================================


DECEMBER 31, 2002
--------------------------------------------------------------------------------

 1.   ORGANIZATION AND NATURE OF BUSINESS

      TS&W SMALL CAP VALUE FUND LLC (the "Fund") was organized in the Commonwealth of Virginia in 2000. The Fund engages in the trading of and investing in securities. The Fund is not registered under federal or state laws as an investment company in reliance upon exemptions from registration pursuant to these laws.


 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      SECURITY VALUATION

      Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are based on specific identification.

      ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Such estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.


 3.   ALLOCATIONS

      The Fund allocates profits and losses, including unrealized appreciation and depreciation of the value of securities held in the Fund's portfolio, to the members on a monthly basis in accordance with their fiscal period percentage interests. Generally, the members' fiscal period percentage interests are determined in accordance with their relative member account balances as of the beginning of the fiscal period.

 4.   NET REALIZED GAIN FROM INVESTMENTS

      The net realized gain from investments is calculated as follows:

      Proceeds from investments                                 $      3,787,248
      Cost of investments                                              3,695,345
--------------------------------------------------------------------------------


           Net realized gain                                    $         91,903

================================================================================


 5.   MANAGEMENT FEES

      The managing member, Thompson, Siegel & Walmsley, Inc., earns a monthly managment fee of 1.0% of the assets of the Fund as of the beginning of

TS&W SMALL CAP VALUE FUND LLC


NOTES TO FINANCIAL STATEMENTS

================================================================================


      each month. This fee is intended to compensate the managing member for professional investment management services and associated expenses incurred on behalf of the Fund.


 6.  MEMBERS' EQUITY

      Components of members' equity at December 31, 2002 were as follows:

      Contributed equity                                       $     13,498,887
      Withdrawals                                                     (506,869)
      Unrealized gains                                                  595,456
      Realized gains                                                    328,876
      Undistributed net investment loss                                 (5,760)
--------------------------------------------------------------------------------
                                                               $     13,910,590
================================================================================


                                    * * * * *

                            PART C: OTHER INFORMATION

Item 15.   INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant includes the following:

                                  ARTICLE VIII
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

         Section 8.1. Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

         Section 8.2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Bylaws of the Registrant include the following:

                                  ARTICLE VIII
                                 INDEMNIFICATION

         Section 1. Indemnification. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

                  (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

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                  (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

                  (c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

         Section 2. Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or
(iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.


ITEM 16.  EXHIBITS:

   (1)       (a)   Agreement and Declaration of Trust incorporated
                   herein by reference to Post-Effective Amendment ("PEA") No.
                   47 to the Registrant's Registration Statement on Form N-1A filed May 8, 2001.

             (b) Amended Schedule A dated June 5, 2001 to Agreement and Declaration of Trust incorporated herein by reference to PEA No. 50 filed on August 14, 2001.

             (c) Amended Schedule A dated August 9, 2001 to Agreement and Declaration of Trust incorporated herein by reference to PEA No. 50 filed on August 14, 2001.

             (d)   Amended Schedule A dated January 26, 2002 to
                   Agreement and Declaration of Trust incorporated herein by reference to PEA No. 55 filed on July 26, 2002.

             (e) Amended Schedule A dated April 1, 2003 to Agreement and Declaration of Trust incorporated by reference to PEA No. 56 and PEA No. 57 filed April 3, 2003.

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             (f)   Amended Schedule A dated May 15, 2003 to Agreement and
                   Declaration of Trust incorporated by reference to PEA No. 59 filed May 16, 2003

   (2)       Bylaws incorporated herein by reference to PEA No. 47 filed
             May 8, 2001.

   (3)       Voting Trust Agreements - none.

   (4) A copy of the form of the Agreement and Plan of Reorganization to be adopted in connection with the reorganization of TS&W Small Cap Value Fund, LLC with PBHG Small Cap Value Fund is attached as Appendix I to the combined proxy statement and prospectus related to such reorganization included in this Registration Statement.

   (5)       Instruments Defining Rights of Security Holders.

             (a) Articles II, VI, VII and IX of the Agreement and Declaration of Trust incorporated by reference to PEA No. 47 filed May 8, 2001.

             (b) Article IV of the Bylaws incorporated by reference to PEA No. 47 filed May 8, 2001.

   (6)       Investment Advisory Agreement.

             (a) Executed Investment Advisory Agreement dated July 11, 2001, by and between the Registrant, on behalf of each fund of the Registrant, and Pilgrim Baxter & Associates, Ltd. incorporated herein by reference to PEA No. 51 filed October 29, 2001.

                       (i) Executed Amended Schedule A dated October 23, 2001 to the Investment Advisory Agreement dated July 11, 2001 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

                       (ii) Amendment dated April 1, 2003 to Schedule A of the Investment Advisory Agreement by and between the Registrant, on behalf of PBHG Small Cap Value Fund, and Pilgrim Baxter & Associates, Ltd incorporated by reference to PEA No. 56 filed April 3, 2003.

                       (iii) Amendment dated April 1, 2003 Schedule A of the
                             Investment Advisory Agreement by and between the Registrant, on behalf of PBHG Mid-Cap Growth Fund, and Pilgrim Baxter & Associates, Ltd incorporated by reference to PEA No. 57 filed April 3, 2003.

                       (iv) Form of Amendment dated ____________, 2003 to Schedule A of the Advisory Agreement by and between the Registrant, on behalf of PBHG Intermediate Fixed Income Fund, and Pilgrim Baxter & Associates, Ltd. incorporated by reference to PEA No. 59 filed May 16, 2003.

             (b) Executed Investment Sub-Advisory Agreement dated July 11, 2001 by and among the Registrant, on behalf of the PBHG Cash Reserves Fund, Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP incorporated herein by reference to PEA No. 55 filed July 26, 2002.

             (c) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG IRA Capital Preservation Fund, Pilgrim Baxter & Associates, Ltd. and Dwight Asset Management Company incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (d) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG Disciplined Equity Fund, Pilgrim Baxter & Associates, Ltd. and Analytic Investors, Inc. incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (e) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG Special Equity Fund (formerly PBHG New Perspective Fund), Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (f) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG REIT Fund, Pilgrim Baxter & Associates, Ltd. and Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC) incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (g) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG Clipper Focus Fund, Pilgrim Baxter & Associates, Ltd. and Pacific Financial Research, Inc. incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (h) Form of Investment Sub-Advisory Agreement by and among the Registrant, on behalf of PBHG Small Cap Value Fund, Pilgrim Baxter & Associates, Ltd. and Thompson, Siegel & Walmsley, Inc.incorporated by reference to PEA No. 56 filed April 3, 2003.

             (i) Form of Investment Sub-Advisory Agreement by and among the Registrant, on behalf of PBHG Mid-Cap Growth Fund, Pilgrim Baxter & Associates, Ltd. and Provident Investment Counsel incorporated by reference to PEA No. 57 filed April 3, 2003.

             (j) Form of Investment Sub-Advisory Agreement by and among the Registrant, on behalf of PBHG Intermediate Fixed Income Fund, Pilgrim Baxter & Associates, Ltd. and Dwight Asset Management Company incorporated by reference to PEA No. 59 filed May 16, 2003.

   (7) Distribution Agreement. Distribution Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Distributors incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (a) Schedule A dated October 29, 2001 to the Distribution Agreement dated January 25, 2001 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

   (8)             Not Applicable.

   (9)             Custodian Agreement.

             (a) Custodian Agreement between the Registrant and First Union National Bank incorporated herein by reference to PEA No. 54 filed on March 8, 2002.

   (10)      (a)   Plan under Rule 12b-1. Form of Plan under rule
                   12b-1 with respect to the Advisor Class Shares incorporated herein by reference to PEA No. 53 filed
                   January 11, 2002.

             (b) Form of Distribution Plan under Rule 12b-1 with respect to the Class A Shares incorporated by reference to PEA No. 58 filed May 9, 2003.

             (c) Form of Distribution Plan under Rule 12b-1 with respect to the Class C Shares incorporated by reference to PEA No. 58 filed May 9, 2003.

             (d) Rule 18f-3 Multiple Class Plan. Form of Plan under Rule 18f-3 incorporated herein by reference to PEA No. 51 filed October 29, 2001.

                   (i) Amended Appendix A to 18f-3 Plan incorporated herein by reference to PEA No. 51 filed October 29, 2001.

                   (ii) Form of Amended Appendix B to 18f-3 Plan incorporated by reference to PEA No. 58 filed May 9, 2003.

   (11) Opinion of Ballard Spahr Andrews & Ingersoll, LLP, regarding validity of shares to be issued and related consent is filed herewith as Exhibit 11.

   (12) Opinion of Hogan & Hartson, LLP, regarding tax matters and related consent is filed herewith as Exhibit 12.

   (13)            Other Material Contracts:

             (a) Executed Administrative Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No. 53 filed January 11, 2002.

                   (i) Schedule A dated October 29, 2001 to the Administrative Services Agreement dated January 25, 2001 incorporated herein by reference to PEA No. 55 filed July 26, 2002.

             (b) Sub-Administrative Services Agreement dated January 1, 2001 by and between PBHG Fund Services and SEI Fund Resources incorporated herein by reference to PEA No. 47 filed May 8, 2001.

                   (i) Executed Schedule A dated October 29, 2001 to the Sub-Administrative Services Agreement dated
                           January 1, 2001 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (c) Executed Agency Agreement dated January 1, 1998 and Schedule A dated December 14, 2000 by and between the Registrant and DST Systems, Inc. incorporated herein by reference to PEA No. 42 filed December 15, 2000.

                   (i) Exhibit A dated October 29, 2001 to the Agency Agreement dated January 1, 1998 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (d)   Expense Limitation Agreements.

                   (i) Expense Limitation Agreement effective September 26, 2002 between Pilgrim Baxter & Associates, Ltd. and the Registrant, on behalf of Advisor Class shares of certain funds incorporated by reference to PEA No. 55 filed on July 26, 2002.

                   (ii) Expense Limitation Agreement effective September 26, 2002 between Pilgrim Baxter & Associates, Ltd. and the Registrant on behalf of PBHG Class shares of certain funds incorporated by reference to PEA No. 55 filed on July 26, 2002.

                   (iii) Form of Expense Limitation Agreement between Pilgrim Baxter & Associates and the Registrant on behalf of PBHG Class shares of PBHG Small Cap Value Fund incorporated by reference to PEA No. 56 filed April 3, 2003.

                   (iv) Form of Expense Limitation Agreement between Pilgrim Baxter & Associates, Ltd. and the Registrant on behalf of Advisor Class shares of PBHG Small Cap Value Fund incorporated by reference to PEA No. 56 filed April 3, 2003.

                   (v) Form of Expense Limitation Agreement between Pilgrim Baxter & Associates and the Registrant on behalf of PBHG Class shares of PBHG Mid Cap Growth Fund incorporated by reference to PEA No. 57 filed April 3, 2003.

                   (vi) Form of Expense Limitation Agreement between Pilgrim Baxter & Associates, Ltd. and the Registrant on behalf of Advisor Class shares of PBHG Mid Cap Growth Fund incorporated by reference to PEA No. 57 filed April 3, 2003.

                   (vii) Form of Expense Limitation Agreement between Pilgrim Baxter & Associates and the Registrant on behalf of PBHG Class shares of PBHG Intermediate Fixed Income Fund incorporated by reference to PEA No. 59 filed May 16, 2003.

                   (viii) Form of Expense Limitation Agreement between Pilgrim Baxter & Associates, Ltd. and the Registrant on behalf of Advisor Class shares of PBHG Intermediate Fixed Income Fund incorporated by reference to PEA No. 59 filed May 16, 2003.


             (e) Executed Shareholder Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (f) Executed Shareholder Web Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No. 53 filed January 11, 2002.

             (g) Form of Service Plan for the Registrant's Class A and Class C Shares incorporated by reference to PEA No. 58 filed May 9, 2003.

   (14)      Consent of Goodman & Company LLP is filed herewith as Exhibit 14.

   (15)      Not Applicable

   (16) Trustees' Power of Attorney incorporated by reference PEA No. 47 filed May 8, 2001.

   (17)      Other.

             (a) Form of Consent for the TS&W Small Cap Value Fund, LLC is filed electronically herewith.

Item 17.  Undertakings

   (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in Tredyffrin Township, and the Commonwealth of Pennsylvania on the 2nd day of June, 2003.

                                   PBHG FUNDS
                                   Registrant

                                    By:      /s/ Harold J. Baxter
                                            ------------------------------------
                                            Harold J. Baxter
                                            Chairman and Trustee

         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                               DATE

 Harold J. Baxter                           Chairman and Trustee                June 2, 2003
------------------------------------
Harold J. Baxter

           *                                Trustee                             June 2, 2003
------------------------------------
John R. Bartholdson

           *                                Trustee                             June 2, 2003
------------------------------------
Jettie M. Edwards

           *                                Trustee                             June 2, 2003
------------------------------------
Albert A. Miller

 /s/ Gary L. Pilgrim                        President                           June 2, 2003
------------------------------------
Gary L. Pilgrim

 /s/ Lee T. Cummings                        Treasurer, Chief Financial          June 2, 2003
------------------------------------        Officer and Controller
Lee T. Cummings

                                                        /s/ John M. Zerr
                                               *By      ________________________
                                                        John M. Zerr
                                                        Attorney-in-Fact


                                  EXHIBIT INDEX


11 Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding validity of shares of PBHG Small Cap Value Fund

12       Opinion of Hogan & Hartson, LLP regarding tax matters

14       Consent of Independent Auditors

17       (a)  Form of Written Consent of Unitholders of TS&W Small Cap Fund, LLC